MICROAGE, INC.
                            RETIREMENT SAVINGS PLAN
                 (Amended and Restated as of November 2, 1998)

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                                TABLE OF CONTENTS

PREAMBLE AND INTRODUCTION......................................................1
ARTICLE 1......................................................................1
         1.1 EFFECTIVE DATE....................................................1
ARTICLE 2......................................................................2
         2.1 DEFINITIONS.......................................................2
         2.2 TOP HEAVY PLAN PROVISIONS........................................11
         2.3 HIGHLY COMPENSATED EMPLOYEE......................................12
         2.4 CONSTRUCTION.....................................................13
 ARTICLE 3....................................................................14
         3.1 ELIGIBILITY......................................................14
         3.2 PARTICIPATION....................................................15
         3.3 CREDITING OF SERVICE.............................................15
         3.4 EFFECT OF REHIRING...............................................15
         3.5 AUTHORIZED LEAVES OF ABSENCE.....................................16
         3.6. SERVICE WITH AFFILIATED EMPLOYERS AND ACQUIRED COMPANIES........16
         3.7  TERMINATION OF PARTICIPATION....................................16
         3.8 TRANSFERS TO AND FROM AN ELIGIBLE CLASS OF EMPLOYEES.............16
         3.9 LEASED EMPLOYEES.................................................17
 ARTICLE 4....................................................................17
         4.1 ELECTIVE DEFERRALS...............................................17
         4.2 ELECTIVE DEFERRALS -- DOLLAR LIMITATION..........................19
         4.3  LIMITATION ON CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES.....20
         4.4 DESIGNATION AND CHANGE OF DESIGNATION OF ELECTIVE DEFERRALS......23
         4.5 SUSPENSION OF ELECTIVE DEFERRALS.................................24
         4.6  ROLLOVER CONTRIBUTIONS..........................................24
         4.7 PROHIBITION OF ROLLOVERS FROM CERTAIN PLANS......................25
ARTICLE 5.....................................................................25
         5.1 MATCHING CONTRIBUTIONS...........................................25
         5.2  SPECIAL PURPOSE CONTRIBUTIONS AND TOP HEAVY CONTRIBUTIONS.......25
5.3   ELIGIBLE PARTICIPANTS...................................................25
         5.4 LIMITATION ON CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES......26
         5.5 ADJUSTMENT OF MATCHING CONTRIBUTION ACCOUNT......................29
         5.6 PAYMENT OF EMPLOYER CONTRIBUTIONS................................29
         5.7 CONDITIONAL NATURE OF CONTRIBUTIONS..............................30
 ARTICLE 6....................................................................30
         6.1 INDIVIDUAL ACCOUNTS..............................................30
         6.2 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES......................31
         6.3 VALUATION AND ADJUSTMENTS........................................32
         6.4 LIMITATION ON ANNUAL ADDITIONS...................................33
 ARTICLE 7....................................................................36
         7.1. DIRECTION BY PARTICIPANT........................................36
         7.2 CHANGE IN INVESTMENT DIRECTIONS..................................37
         7.3 TRANSFERS BETWEEN INVESTMENT FUNDS...............................37
         7.4 PARTICIPANT DIRECTED INDIVIDUAL ACCOUNT PLAN.....................37
ARTICLE 8.....................................................................38
         8.1 GENERAL..........................................................38
         8.2 AMOUNT...........................................................39
         8.3 SECURITY.........................................................39
         8.4  INTEREST RATE...................................................39
         8.5 REPAYMENT PERIOD.................................................39
         8.6 COSTS............................................................40
         8.7 DEFAULT..........................................................40
         8.8 TRANSFERRED LOANS ACCEPTED PURSUANT TO SECTION 4.6...............40
         8.9 SUSPENSION OF LOAN PAYMENTS UNDER CODE SECTION 414(U)............40
ARTICLE 9.....................................................................41
         9.1 PUT OPTION.......................................................41
         9.2 RIGHT OF FIRST REFUSAL...........................................42
         9.3 VOTING RIGHT.....................................................43
         9.4 TENDER OR EXCHANGE OFFERS........................................45
         9.5 SECURITIES REGISTRATION..........................................46
         9.6 SECURITIES RESTRICTIONS..........................................47
ARTICLE 10....................................................................47
         10.1 VESTING IN THE ELECTIVE DEFERRAL ACCOUNT, ESOP ACCOUNT,
                  SPECIAL PURPOSE CONTRIBUTION ACCOUNT, ROLLOVER
                  CONTRIBUTION ACCOUNT AND QUALIFIED NONELECTIVE
                  CONTRIBUTION ACCOUNT........................................47
         10.2 FULL VESTING IN THE MATCHING CONTRIBUTION ACCOUNT...............48
         10.3 DETERMINATION OF VESTED INTEREST IN THE MATCHING
                  CONTRIBUTION ACCOUNT IN THE EVENT OF
                  TERMINATION OF EMPLOYMENT...................................48
         10.4 RESTORATION OF FORFEITURES......................................49
         10.5 AMENDMENTS TO VESTING SCHEDULE..................................50
ARTICLE 11....................................................................50
         11.1 HARDSHIP WITHDRAWALS............................................50
         11.2 WITHDRAWALS AFTER ATTAINMENT OF AGE 59 1/2......................52
         11.3 NORMAL AND LATE RETIREMENT......................................53
         11.4 DISABILITY RETIREMENT...........................................53
         11.5 DEATH...........................................................53

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         11.6 OTHER SEPARATIONS FROM EMPLOYMENT...............................53
         11.7 TIME OF DISTRIBUTION OF BENEFITS................................53
         11.8 METHOD OF DISTRIBUTION..........................................55
         11.9 DESIGNATION OF BENEFICIARY......................................56
         11.10 PAYMENTS TO DISABLED...........................................56
         11.11 UNCLAIMED AMOUNTS; NOTICE......................................56
         11.12 WITHHOLDING....................................................57
         11.13 UNDERPAYMENT OR OVERPAYMENT OF BENEFITS........................57
         11.14 ELIGIBLE ROLLOVER DISTRIBUTIONS................................57
ARTICLE 12....................................................................58
         12.1 THE PLAN ADMINISTRATOR..........................................58
         12.2 ALLOCATION OF FIDUCIARY RESPONSIBILITY..........................58
         12.3 THE ADVISORY COMMITTEE..........................................59
         12.4 POWERS OF THE ADVISORY COMMITTEE................................60
         12.5 CLAIMS..........................................................60
ARTICLE 13....................................................................62
         13.1 SCOPE OF RESPONSIBILITY.........................................62
         13.2 BONDING.........................................................63
         13.3 PROHIBITION AGAINST CERTAIN PERSONS HOLDING POSITIONS...........63
         13.4 DISCRETIONARY AUTHORITY.........................................63
ARTICLE 14....................................................................63
         14.1 AMENDMENT.......................................................63
         14.2 PLAN MERGER OR CONSOLIDATION....................................63
         14.3 MERGER OR CONSOLIDATION OF COMPANY..............................65
         14.4 TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS..........65
         14.5 DISSOLUTION OR LIQUIDATION OF COMPANY...........................66
         14.6 LIMITATION OF EMPLOYER LIABILITY................................66
         14.7 PARTICIPATION BY EMPLOYERS......................................66
ARTICLE 15....................................................................66
         15.1 NO ASSIGNMENT PERMITTED.........................................66
         15.2 QUALIFIED DOMESTIC RELATIONS ORDERS.............................67
         15.3 EARLY COMMENCEMENT OF PAYMENTS TO ALTERNATE PAYEES..............68
         15.4 PROCESSING OF QUALIFIED DOMESTIC RELATIONS ORDERS...............68
         15.5 RESPONSIBILITY OF ALTERNATE PAYEES..............................69
         15.6 TREATMENT OF OUTSTANDING PARTICIPANT LOANS......................69
ARTICLE 16....................................................................70
         16.1 LIMITATION ON PARTICIPANTS' RIGHTS..............................70
         16.2 SOURCE OF PAYMENT...............................................70
         16.3 EXCLUSIVE BENEFIT...............................................70
         16.4 UNIFORM ADMINISTRATION..........................................71
         16.5 HEIRS AND SUCCESSORS............................................71
         16.6 ASSUMPTION OF QUALIFICATION.....................................71
         16.7 COMPLIANCE WITH SECTION 414(U) OF THE CODE......................71
         16.8 SPIN-OFF........................................................71

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                                 MICROAGE, INC.
                             RETIREMENT SAVINGS PLAN

                            PREAMBLE AND INTRODUCTION

         On July 1, 1988, MicroAge, Inc., a Delaware corporation (the "Company"), established a retirement savings plan for its employees. The plan was subsequently amended from time to time, an employee stock ownership feature was added, and the plan was renamed the MicroAge, Inc. Retirement Savings and Employee Stock Ownership Plan. By adoption of this document, the plan is renamed the MicroAge, Inc. Retirement Savings Plan (the "Plan") and is amended and restated in its entirety to eliminate the employee stock ownership feature, to comply with the Small Business Job Protection Act of 1996 ("SBJPA"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and the Taxpayer Relief Act of 1997 ("TRA 97") and to make certain other modifications. As described below, effective as of November 2, 1998 (the "Spin-Off Effective Date"), the Plan is being divided into two separate plans -- the Plan and the Pinacor Retirement Savings Plan (the "Pinacor Plan"). The Company intends that the Plan shall continue to be qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and that the Trust Fund maintained pursuant to the Plan shall continue to be exempt from taxation pursuant to Section 501(a) of the Code.

         The provisions of this Plan shall apply only to a Participant whose termination of employment occurs on or after the Effective Date. The amount, right to and form of any benefits under this Plan, if any, of each person who is an Employee after the Effective Date, or the persons who are claiming through such an Employee, shall be determined under this Plan. The amount, right to and form of benefits, if any, of each person who separated from employment with the Employers prior to the Effective Date, or of persons who are claiming benefits through such a former Employee, shall be determined in accordance with the provisions of the Plan in effect on the date of termination of his employment, except as may be otherwise expressly provided under this Plan, unless he shall again become an Employee after the Effective Date.

                                    ARTICLE 1
                                 EFFECTIVE DATE

1.1  EFFECTIVE DATE.


         Except as specifically provided with respect to a particular provision of the Plan or as required by SBJPA, USERRA or TRA 97, the provisions of this amended and restated Plan shall be effective as of November 2, 1998 (the "Effective Date").




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                                   ARTICLE 2
                          DEFINITIONS AND CONSTRUCTION

2.1  DEFINITIONS.

         When a word or phrase shall appear in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be a term defined in this Section 2.1, Section 1.1 or the Preamble. The following words and phrases utilized in the Plan with the initial letter capitalized shall have the meanings set forth in this Section 2.1, unless a clearly different meaning is required by the context in which the word or phrase is used:

         (a) "ACCOUNTS" - The Elective Deferral Account, Matching Contribution Account, ESOP Account, Special Purpose Contribution Account and Rollover Contribution Account of a Participant.

         (b) "ACT" - The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         (c) "ACQUIRED COMPANY" - Any corporation or other entity the stock, assets or business of which has been acquired by an Employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by an Employer.

         (d) "AFFILIATE" - Any member of a "controlled group of corporations" (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; any member of an "affiliated service group" (within the meaning of Section 414(m)(2) of the Code) that includes the Company as a member of the group; any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; and any other entity required to be aggregated with the Company pursuant to regulations issued by the United States Treasury Department pursuant to Section 414(o) of the Code.

         (e) "ADVISORY COMMITTEE" - The committee appointed by the Company pursuant to Section 12.3 of the Plan.

         (f) "ANNUAL ADDITION" - The sum of the following amounts allocable for a Plan Year to a Participant under this Plan or under any defined contribution plan or defined benefit plan maintained by an Employer or any Affiliate:

                  (1) The Employer contributions allocable for a Plan Year to the accounts of the Participant, including any amount allocable from a suspense account maintained pursuant to such plan on account of a prior Plan Year; amounts deemed to be Employer contributions pursuant to a cash-or-deferred arrangement qualified under Section 401(k) of the Code (including the Elective Deferrals allocable to a Participant pursuant to this Plan); and amounts allocated to a medical account which must be treated as annual additions pursuant to Section 415(1)(1) or Section 419A(d)(2) of the Code;

                  (2) All nondeductible Employee contributions allocable during a Plan Year to the accounts of the Participant; and


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                  (3) Forfeitures allocable for a Plan Year to the accounts of the Participant.

         Any rollover contributions or transfers from other qualified plans, restorations of forfeitures, or other items similarly enumerated in Treasury Regulation Section 1.415-6(b)(3) shall not be considered in calculating a Participant's Annual Additions for any Plan Year.

         (g) "AUTHORIZED LEAVE OF ABSENCE" - A leave of absence (without pay) granted by an Employer in writing in accordance with the Employer's uniformly applied rules regarding leaves of absence. An Authorized Leave of Absence shall include an Employee's absence from employment as a result of the Employee's service as a member of the armed forces of the United States, provided that the Employee left the Employer directly to enter the armed services and returns to the employ of the Employer within the period during which his employment rights are protected by the USERRA (or any similar law) as now in effect or as hereafter amended.

         (h) "BENEFICIARY" - The person or persons designated by a Participant to receive benefits under the Plan in the event of the death of the Participant.

         (i) "BENEFIT COMMENCEMENT DATE" - The first day on which all events (including the passing of the day on which benefit payments are scheduled to commence) have occurred which entitle the Participant to receive his first benefit payment from the Plan.

         (j)      "BOARD" - The Board of Directors of the Company.

         (k) "BREAK IN SERVICE" - A twelve (12) consecutive month period during which an Employee does not complete more than five hundred (500) Hours of Service. The applicable twelve (12) consecutive month period shall be the same twelve (12) consecutive month period that is used for purposes of calculating the Participant's Years of Service.

         (l)      "COMPANY STOCK" or "COMPANY COMMON STOCK" -

                  (1) Common stock of the Company or any other Affiliate which is readily tradeable on an established securities market; or

                  (2) if at any time there is no common stock which meets the requirements of paragraph (1), the term Company Stock means common stock of the Company or any Affiliate having a combination of voting power and dividend rights equal to or in excess of (i) that class of common stock of the Company or any Affiliate having the greatest voting power and (ii) that class of common stock of the Company or any Affiliate having the greatest dividend rights.

         (m) "COMPANY COMMON STOCK FUND" - The portion of the Trust Fund invested by the Trustee in Company Stock.

         (n) "COMPENSATION" - All of the Participant's wages within the meaning of Section 3401(a) of the Code and all payments of compensation to the Employee by the Employers (in the course of an Employer's trade or business) for which an Employer is required


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to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3)
and 6502 of the Code, determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. For purposes of this paragraph, Compensation for a Plan Year is the Compensation actually paid or includible in gross income during such year. Notwithstanding the foregoing, Compensation in excess of One Hundred Sixty Thousand Dollars ($160,000) shall be disregarded for all purposes for each Plan Year beginning after January 1, 1997. The limitations specified in the preceding sentences shall be adjusted for each Plan Year, to take into account any cost-of-living increase adjustment for that Plan Year allowable pursuant to the applicable regulations or rulings of the United States Treasury Department under Section 401(a)(17) of the Code. If an Employee receives any payments from an Affiliate which would be treated as Compensation if paid by the Employer, such amounts shall be included in calculating the Employee's Compensation for purposes of Section 415 of the Code and the corresponding provisions of this Plan. Any amounts paid to an Employee by an Affiliate shall be disregarded for all other purposes under this Plan unless the Affiliate making the payment has elected to provide benefits to its employees pursuant to this Plan. Except for purposes of making allocations under Top Heavy Plans pursuant to Section 6.2 and Sections 2.3 and 6.4, the term "Compensation" shall also include amounts (such as Elective Deferrals to this Plan) which are not currently includible in the Participant's gross taxable income by reason of the application of Sections 125 or 402(e) of the Code, if such amounts are attributable to the performance of services for the Employer or any Affiliate.

         (o) "DISABILITY" - The inability to engage in any substantial gainful activity with the Employers by reason of any medically determinable physical or mental impairment that can be expected to result in death or be of long-continued and indefinite duration. The Advisory Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition and its determination shall be binding and conclusive upon all persons whomsoever.

         (p) "EARNINGS" - All of an Employee's wages within the meaning of
Section 3401(a) of the Code and all payments of compensation to the Employee by an Employer for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6502 of the Code, determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. "Earnings" shall also include amounts (such as Elective Deferrals to this Plan) which are not currently includable in the Employee's gross taxable income by reason of the application of Sections 125, 402(e)(3) or 402(h)(1)(B) of the Code, if such amounts are attributable to the performance of services for the Employers or any Affiliate. "Earnings" shall not include cash spif payments that are not paid directly to the Employee by an Employer (i.e., those which are paid by a third-party) or non-cash spif payments, regardless of whether the non-cash spif payments are subsequently converted to cash. Only Earnings paid while an Employee is eligible to make Elective Deferrals to the Plan shall be includable as Earnings hereunder. Notwithstanding the foregoing, Earnings in excess of One Hundred Sixty Thousand Dollars ($160,000) shall be disregarded for all purposes for each Plan Year beginning after January 1, 1997. The limitations specified in the preceding sentences shall be adjusted to take into account any cost-of-living increase adjustment for that Plan Year allowable pursuant to


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

the applicable regulations or rulings of the United States Treasury Department under Section 401(a)(17) of the Code.

         (q) "ELECTIVE DEFERRALS" - The contributions directed by a Participant pursuant to Section 4.1 of the Plan.

         (r) "ELECTIVE DEFERRAL ACCOUNT" - The Account established pursuant to
Section 6.1 to record and credit the Elective Deferrals directed by a Participant.

         (s) "EMPLOYEE" - Each person who is classified by an Employer as a common law employee (or who would be considered a common law employee if such person were not on an Authorized Lease of Absence) or who is leased by the Employer from an Affiliate. Regardless of any subsequent determination by a court or a governmental agency that an individual should be treated as a common law employee, an individual will be considered an Employee under the Plan only if such individual has been so classified by an Employer for purposes of this Plan and is not treated as (1) a consultant, (2) an employee leased from any organization other than an Affiliate, (3) an independent contractor or an employee of an independent contractor, or (4) employed pursuant to a written contract for a fixed term (irrespective of extensions or renewals). If an Employer modifies its classification or treatment of an individual, the modification shall be applied prospectively only unless the Employer indicates otherwise, in which case the modification will be effective as of the date specified by the Employer. If an individual is characterized as a common law employee of an Employer by a governmental agency or court but not by the Employer, such individual shall be treated as an employee who has not been designated for participation in this Plan.

         (t) "EMPLOYER" - The Company and each successor in interest to the Company resulting from merger, consolidation, or transfer of substantially all of its assets that elects to continue this Plan. Except as otherwise clearly indicated by the context, the term "Employer" as used herein shall include each Affiliate which has elected by action of its board of directors, with the consent of the Company, to adopt this Plan. Each Affiliate adopting this Plan shall be deemed to have delegated to the Board all authority to amend or terminate the Plan and to appoint and remove the Advisory Committee and the Trustee.

         (u) "EMPLOYER CONTRIBUTIONS" - The Matching Contributions, Special Purpose Contributions and ESOP Contributions, if any, contributed to the Trust Fund by the Employers.

         (v) "ESOP ACCOUNT" - The Account established pursuant to Section 6.1 to which ESOP Contributions have been credited.

         (w) "ESOP CONTRIBUTIONS" - The contributions made by the Employers to the employee stock ownership plan feature of this Plan which was in existence prior to November 2, 1998.

         (x) "ESSP" or "EXECUTIVE SUPPLEMENTAL SAVINGS PLAN" - The MicroAge, Inc. Executive Supplemental Savings Plan, as it may be amended from time to time.



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         (y) "ESSP PARTICIPANT" - Any individual employed by an Employer or an
Affiliate who is eligible to participate in the ESSP and who has been notified by the ESSP plan administrator of his eligibility.

         (z)      "FUNDS" - The various investment alternatives under the Plan.

         (aa) "HIGHLY COMPENSATED EMPLOYEE" - Each individual who is treated as a "Highly Compensated Employee" pursuant to Section 2.3 of this Plan.

         (bb)     "HOUR OF SERVICE"

                  (1) An hour for which an Employee is directly or indirectly compensated, or is entitled to compensation, by the Employers or an Affiliate for the performance of duties. Such Hours of Service shall be credited to the respective computation period in which the duties were performed.

                  (2) An hour for which an Employee is directly or indirectly compensated, or is entitled to compensation, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than five hundred one (501) Hours of Service shall be credited under this paragraph (2) for any single continuous period (whether or not such period occurs in a single service computation period). Hours of Service under this paragraph (2) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations governing the computation of Hours of Service, which are incorporated herein by this reference.

                  (3) An hour for which back pay (irrespective of mitigation of damages) is either awarded or agreed to by an Employer or an Affiliate. The same Hours of Service shall not be credited both under paragraph
         (1) or paragraph (2) above, as the case may be, and under this paragraph (3). Hours of Service attributable to back pay credits will be credited to the respective service computation period or periods to which the back pay pertains, rather than to the service computation period or periods in which the award, agreement, or payment is made.

                  (4) In lieu of determining Hours of Service under the foregoing paragraphs (1), (2) and (3), the Advisory Committee may credit an Employee with two hundred (200) Hours of Service for each month for which any service must be credited. Such crediting of hours shall be performed on a nondiscriminatory basis pursuant to rules adopted and uniformly applied by the Advisory Committee.

                  (5) Employees shall also be credited with any additional Hours of Service required to be credited pursuant to any Federal law other than the Act or the Code.

                  (6) Solely for purposes of determining whether an Employee has incurred a Break in Service, an Employee shall be credited with Hours of Service in accordance with the provisions of this paragraph (6) for periods of absence (with or without pay) by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for a child of the Employee for a period beginning immediately following the child's birth or placement. An Employee who is on an Authorized Leave of Absence for any of the foregoing reasons shall receive credit for the Hours of Service which the Employee would normally have been credited with but for such absence. If the Advisory Committee and the Employer are unable to determine the Hours which would have otherwise been credited to the Employee, the Employee shall receive credit for eight (8) Hours of Service for each day of such absence. The maximum number of Hours of Service credited to an Employee pursuant to this paragraph for any one absence or any series of related absences shall not exceed five hundred one (501). The hours credited pursuant to this paragraph will be treated as Hours of Service for the service computation period during which the absence begins if the Employee would be prevented from incurring a Break in Service during such twelve (12) consecutive month period solely because of the Hours of Service credited pursuant to this paragraph. In all other cases, the Hours of Service shall be credited to the Employee for the service computation period which begins immediately following the day on which the absence commences. This paragraph (6) shall not be construed as entitling any Employee to an Authorized Leave of Absence for any of the reasons enumerated above. An Employee's entitlement to an Authorized Leave of Absence will be determined in accordance with the standard policies of the Employer. No credit will be given pursuant to this paragraph (6) unless the Employee furnishes to the Advisory Committee such timely information as the Advisory Committee may reasonably require to establish the number of days for which there was such an absence and that the absence was for one of the reasons enumerated above.

         (cc) "KEY EMPLOYEE" - An Employee or former Employee who, at any time during the Plan Year in which the "determination date" (as defined in Section 2.2) falls or any of the four (4) preceding Plan Years, is or was:

                  (1) An officer of an Employer or an Affiliate whose Compensation from the Employers and all Affiliates exceeds fifty percent (50%) of the applicable dollar limitation of Section 415(b)(1)(A) of the Code (as such sum shall be adjusted to take into account any cost-of-living increase adjustment for that Plan Year pursuant to the applicable lawful regulations or rulings of the United States Treasury Department under Section 415 of the Code). No more than the lesser of fifty (50) Employees or ten percent (10%) of the aggregate number of employees of the Employers and the Affiliates shall be considered as officers for purposes of this paragraph. The number of officers considered to be Key Employees shall be further limited in accordance with Section 416 of the Code. In addition, whether a particular Employee is an "officer" for purposes of this paragraph (1) shall be determined in accordance with Section 416 of the Code and regulations issued thereunder.

                  (2) An Employee (i) whose ownership interest in the Company or any Affiliate is more than .5% (.005), and (ii) whose ownership interest in the Company or any Affiliate is or was among the ten (10) largest ownership interests of persons who are employed by the Employers or Affiliates, and (iii) whose Compensation from the Employers and any Affiliates exceeds the applicable dollar limitation of Section 415(c)(1)(A) of the Code for the calendar year in which the Plan Year ends (as such sum shall be adjusted to take into account any cost-of-living increase adjustment for that Plan Year pursuant to the applicable lawful regulations or rulings of the United States Treasury Department under Section 415 and Section 416(i)(1) of the Code). For purposes of this paragraph (2), if two (2) Employees have equal ownership interests, the Employee receiving the highest Compensation shall be treated as owning the larger interest.

                  (3) An Employee owning more than five percent (5%) of the issued and outstanding shares of stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company.

                  (4) An Employee owning more than one percent (1%) of the issued and outstanding shares of stock of the Company or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Company and whose Compensation from the Employers and any Affiliates is more than One Hundred Fifty Thousand Dollars ($150,000.00).

Ownership shall be determined under Section 318 of the Code, as modified by Sections 416(i)(1)(B)(iii) and 416(i)(1)(C) of the Code. In addition, for any Plan Year the term Key Employee shall include the spouse or Beneficiary of any deceased individual who would have been considered a Key Employee if he had terminated his employment on the date of his death. The determination of an Employee's status as a Key Employee shall be made by the Advisory Committee, in accordance with the rules set forth in Section 416(i)(1) of the Code and applicable regulations.

         (dd) "MATCHING CONTRIBUTION ACCOUNT" - The Account established pursuant to Section 6.1 to which Matching Contributions are credited.

         (ee) "MATCHING CONTRIBUTION STOCK ACCOUNT" - The subaccount of the Matching Contribution Account established pursuant to Section 6.1 to which Matching Contributions made in the form of Company Stock are credited.

         (ff) "MATCHING CONTRIBUTIONS" - Any discretionary matching contributions made by the Employers pursuant to Section 5.1 of the Plan.

         (gg) "NORMAL RETIREMENT AGE" - The date on which a Participant attains the age of sixty-five (65) years.

         (hh) "NORMAL RETIREMENT DATE" - The first day of the month coincident with or next following the date on which the Participant attains his Normal Retirement Age.

         (ii) "PARTICIPANT" - An Employee who has satisfied the eligibility requirements specified in Section 3.1 and whose participation in the Plan has not been terminated. If so indicated by the context, the term Participant shall also include former Participants whose active participation in the Plan has terminated but who have not received all amounts to which they are entitled pursuant to the terms and provisions of this Plan and alternate payees designated in a QDRO. Whether former Participants or alternate payees are allowed to exercise an option or election extended to "Participants" will be determined by the Advisory Committee in the exercise of its discretion, but in making such determinations the Advisory Committee shall act in a uniform, nondiscriminatory manner.

         (jj) "PLAN ENTRY DATE" - The first day of the Plan Year, February 1, May 1, or August 1.

         (kk) "PLAN YEAR" - A twelve (12) consecutive month period ending on the same day as the Company's fiscal year, i.e., the Sunday closest to October 31. The Plan Year shall constitute the Plan's "limitation year" for the purpose of measuring maximum allocations to Participants under the Plan.

         (ll) "QUALIFIED DOMESTIC RELATIONS ORDER" OR "QDRO" - A domestic relations order meeting the requirements specified in Section 15.2.

         (mm) "ROLLOVER CONTRIBUTION" - The amounts transferred to the Trust Fund by Participants in accordance with Section 4.6.

         (nn) "ROLLOVER CONTRIBUTION ACCOUNT" - An Account established pursuant to Section 6.1 to which are credited the Rollover Contributions of a Participant.

         (oo) "SPECIAL PURPOSE CONTRIBUTIONS" - The Special Purpose Contributions, if any, contributed to the Trust Fund by an Employer for the benefit of Participants in accordance with Section 5.2 of the Plan.

         (pp) "SPECIAL PURPOSE CONTRIBUTION ACCOUNT" - The Account established pursuant to Section 6.1 to which Special Purpose Contributions are credited.

         (qq) "SUPER TOP HEAVY PLAN" - A Super Top Heavy Plan, as defined in
Section 2.2.

         (rr) "TOP HEAVY PLAN" - A "Top Heavy Plan," as defined in Section 2.2.

         (ss) "TRUST AGREEMENT" - The master trust agreement entered into between the Company and the Trustee, as it may be amended or superseded from time to time.

         (tt) "TRUST FUND" - The fund established by the Employers pursuant to the terms of the Trust Agreement to provide for the investment of contributions made pursuant to this Plan. The Trust Fund will be held, administered and distributed for the exclusive benefit of the

Participants and their Beneficiaries. The Trust Fund may be commingled with the trust funds established for other Plans sponsored by the Company or any of its Affiliates.

         (uu) "TRUSTEE" - The individual, individuals or entity acting as the trustee pursuant to the Trust Agreement. The Trustee shall acknowledge acceptance of its appointment by the execution of the Trust Agreement or, in the case of a successor Trustee, by the execution of an appropriate written instrument. If the Company appoints two or more individuals or entities to act jointly as the Trustee, the term "Trustee" shall refer collectively to all of said individuals or entities.

         (vv) "VALUATION DATE" - The last business day of each Plan Year and such other dates as may be established by the Advisory Committee for the valuation and adjustment of the Accounts of Participants. If the Advisory Committee so chooses, each business day may be designated as Valuation Date.

         (ww) "VALUATION PERIOD" - The period commencing on the date immediately following a Valuation Date and ending on the next Valuation Date.

         (xx) "YEAR OF SERVICE" - A twelve (12) consecutive month period (the "computation period") during which an Employee completes at least one thousand (1,000) Hours of Service for the Employers, regardless of whether the Employee is employed on the last day of said computation period. The relevant computation period will vary, depending upon the purpose for which Years of Service are being computed. If Years of Service are being computed in order to determine an individual's eligibility to participate in the Plan, the computation period shall be the eligibility computation period set forth below. If Years of Service are being computed for any other reason, including the determination of an individual's vested benefit, the computation period shall be the vesting computation period set forth below.

                  (1) ELIGIBILITY COMPUTATION PERIOD. In calculating Years of Service for purposes of determining an Employee's eligibility to participate in the Plan, the initial computation period shall commence on the day on which an Employee first performs an Hour of Service for an Employer. The second and subsequent computation periods shall be the Plan Year, beginning with the Plan Year in which the first anniversary of the day on which the Employee first performed an Hour of Service for an Employer occurs, regardless of whether the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial eligibility computation period. An Employee who is credited with one thousand (1,000) Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility. If an individual terminates employment with the Employer prior to completing one thousand (1,000) Hours of Service in any of such computation periods and returns to the Employer after the close of the computation period during which his employment was terminated, in the future the relevant computation periods shall commence on the date the individual first performs an Hour of Service for the Employer following his reemployment and the anniversaries thereof. For purposes of determining eligibility, all service with the Employer shall be counted.

                  (2) VESTING COMPUTATION PERIOD. In calculating Years of Service for purposes of determining an Employee's vested and nonforfeitable right in his accounts and for any purpose other than determining the Employee's eligibility to participate in the Plan, the computation period shall be the Plan Year. For purposes of determining vesting, all of a Participant's Years of Service with the Employer shall be counted. The Plan Year under this Plan changed effective July 1, 1995. Consequently, and notwithstanding anything in the Plan to the contrary, a Participant shall be credited with two (2) full Years of Service for purposes of vesting provided that he completed at least one thousand (1,000) Hours of Service during the twelve (12) month period beginning July 1, 1994 and ending June 30, 1995 and also during the twelve (12) month period beginning October 30, 1994 and ending October 29, 1995.

2.2      TOP HEAVY PLAN PROVISIONS.

         The provisions of this Section 2.2 shall be observed in determining the Plan's status as a Top Heavy Plan or a Super Top Heavy Plan:

         (a) GENERAL RULES. The Plan will be a Top Heavy Plan for a Plan Year if, on the last day of the prior Plan Year (hereinafter referred to as the "determination date"), more than sixty percent (60%) of the cumulative balances credited to all Accounts of all Participants are credited to or allocable to the Accounts of Key Employees. The Plan will be a Super Top Heavy Plan if, on the determination date, more than ninety percent (90%) of the cumulative balances credited to the Accounts of all Participants are credited or allocable to the Accounts of Key Employees. For purposes of making these determinations, the following rules will apply:

                  (1) The balance credited to or allocable to a Participant's Accounts for purposes of this Section 2.2 shall include contributions made on or before the applicable determination date, together with withdrawals and distributions made during the five (5) year period ending on the determination date.

                  (2) The Accounts of any Participant who was formerly (but no longer is) a Key Employee shall be disregarded. In addition, the Accounts of any Participant who has not performed any services for an Employer or an Affiliate during the five (5) year period ending on the determination date shall be disregarded.

                  (3) Rollover contributions that are both initiated by the Employee and are not derived from a plan maintained by an Employer or any Affiliate, shall be disregarded unless otherwise provided in lawful regulations issued by the United States Treasury Department. Other amounts rolled over to or from this Plan to or from another qualified plan will be considered in calculating the Plan's status as a Top Heavy Plan or Super Top Heavy Plan if and to the extent required by said regulations.

         (b) AGGREGATION OF PLANS. Notwithstanding anything in this Section 2.2 to the contrary, in the event that the Plan shall be determined by the Advisory Committee (in its sole and absolute discretion, but pursuant to the provisions of Section 416 of the Code) to be a constituent in an "aggregation group", this Plan shall be considered a Top Heavy Plan or a Super Top Heavy Plan only if the "aggregation group" is a "top heavy group" or a "super top heavy group". For purposes of this Section 2.2, an "aggregation group" shall include the following:

                  (1) Each plan intended to qualify under Section 401(a) of the Code sponsored by an Employer or an Affiliate in which one (1) or more Key Employees participate;

                  (2) Each other plan of an Employer or an Affiliate that is considered in conjunction with a plan referred to in clause (1) in determining whether or not the nondiscrimination and coverage requirements of Section 401(a)(4) or Section 410 of the Code are met; and

                  (3) If the Advisory Committee, in the exercise of its discretion, so chooses, any other such plan of an Employer or an Affiliate which, if considered as a unit with the plans referred to in clauses (1) and (2), satisfies the requirements of Code Section 401(a) and Code Section 410.

A "top heavy group" for purposes of this Section 2.2 is an "aggregation group" in which the sum of the present value of the cumulative accrued benefits for Key Employees under all "defined benefit plans" (as defined in Section 414(j) of the Code) included in such group plus the aggregate of the Account balances of Key Employees on the last Valuation Date in the twelve (12) month period ending on the respective determination date under all "defined contribution plans" (as defined in Section 414(i) of the Code) included in such group exceeds sixty percent (60%) of the total of such similar sum determined for all employees and Beneficiaries covered by all such plans (where such present values and Account balances are those present values applicable to those determination dates of each plan which fall in the same calendar year). A "super top heavy" group is an "aggregation group" for which the sum so determined for Key Employees exceeds ninety percent (90%) of the sum so determined for all employees and Beneficiaries. The Advisory Committee will calculate the present value of the cumulative annual benefits under a defined benefit plan in accordance with the rules set forth in the defined benefit plan. All determinations will be made in accordance with applicable regulations under Section 416 of the Code.

2.3  HIGHLY COMPENSATED EMPLOYEE.

         (a) GENERAL. The term "Highly Compensated Employee" shall include all "highly compensated active employees" and all "highly compensated former employees."

         (b) HIGHLY COMPENSATED ACTIVE EMPLOYEES. For purposes of this Section, a "highly compensated active employee" is an Employee who performs services for the Employers or its Affiliates during the current Plan Year (the "determination year") and who:

                  (1) During the determination year, or during the preceding Plan Year, is or was a "five percent owner" as described in Section 416(i)(l) of the Code and applicable regulations thereunder; or

                  (2) For the Plan Year immediately preceding the determination year, received Compensation from the Employers or its Affiliates in excess of Eighty Thousand Dollars ($80,000) and is ranked within the highest-paid twenty percent (20%) of Employees of the Employers and Affiliates, ranked in terms of Compensation (the "top paid group").

         (c) HIGHLY COMPENSATED FORMER EMPLOYEES. For purposes of this Section, the term "highly compensated former employee" is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year in accordance with Section 1.414(q)-1T, A-4 of the temporary income tax regulations and Notice 97-45.

         (d) EXCLUDED INDIVIDUALS. Anything in the foregoing to the contrary notwithstanding, for purposes of determining which Employees shall be included in the top-paid group, the following shall be excluded from the definition of
Employee:

                  (1) Employees who have not completed six (6) months of service during the current and prior calendar years;

                  (2) Employees who work for the Employers less than seventeen and one-half (17-1/2) Hours per week during fifty percent (50%) or more of the weeks worked by such Employees;

                  (3) Employees who normally work for the Employers during not more than six (6) months in any year;

                  (4) Employees who have not attained twenty-one (21) years of age;

                  (5) Employees who are nonresident aliens and who have not earned U.S. source income from the Employers; and

                  (6) Employees covered under the terms of a "collective bargaining agreement" (within the meaning of Code Section 7701(a)(46) and the regulations hereunder) if (i) ninety percent (90%) of the Employees of the Employers are covered by one or more such agreements, and (ii) the Plan covers only Employees who are not so covered.

         (e) COST-OF-LIVING ADJUSTMENTS. The dollar limitations of sub-paragraph
(b)(2) above shall be adjusted at the same time and in a similar manner pursuant to the applicable rulings or regulations of the United States Treasury Department under Code Section 415(d).

         (f) EFFECTIVE DATE. The provisions of this Section 2.3 shall be effective for Plan Years beginning on or after November 3, 1997.

2.4  CONSTRUCTION.

         The masculine gender, where appearing in the Plan, shall include the feminine gender, and the singular shall include the plural, unless the context clearly indicates to the contrary. The term "delivered to the Advisory Committee," as used in the Plan, shall include delivery to a person or persons designated by the Advisory Committee for the disbursement and receipt of administrative forms. Delivery shall be deemed to have occurred only when the form or other communication is actually received, and, with respect to the receipt of forms effective as of a payroll period, delivery effective for the payroll period must be made within the time indicated by the Advisory Committee for receipt of such form or other communication to be effective as of the next-occurring payroll period. Any such rule with respect to delivery shall be uniformly applicable to all Employees and Participants. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced according to the laws of the State of Arizona and shall be administered according to the laws of such state, except as otherwise required by the Act, the Code or other Federal law. It is the intention of the Company that the Plan as adopted shall constitute a qualified plan under the provisions of Section 401(a) of the Code, and that the Trust Fund maintained pursuant to the Trust Agreement shall be exempt from taxation pursuant to Section 501(a) of the Code. This Plan shall be construed in a manner consistent with the Company's intention.

                                    ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION

3.1      ELIGIBILITY.

         (a) GENERAL. Each Employee who was a Participant in the Plan immediately prior to the Effective Date of this amendment and restatement of the Plan shall continue as such, subject to the provisions hereof. For purposes of making Elective Deferrals in accordance with Section 4.1 of the Plan, each Employee who is not a Participant as of the Effective Date shall become a Participant on the first Plan Entry Date coincident with or next following the later of the day the Employee first performs an Hour of Service for the Employer or his twenty-first (21st) birthday. For purposes of receiving Matching Contributions pursuant to Section 5.1 of the Plan, each Employee who is not a Participant as of the Effective Date shall become a Participant on the first Plan Entry Date coincident with or next following the later of the day on which he (1) attains the age of twenty-one (21) years or (2) completes one (1) Year of Service, unless he shall leave employment with the Employers prior to such date.

         (b) PARTICIPATION UPON REEMPLOYMENT. In the event that an Employee separates from employment with the Employers and is later rehired by an Employer, he shall remain credited with all Years of Service credited to him during his prior period of employment. The Employee's participation in the Plan then will be governed by the following rules:

                  (1) If a rehired Employee was eligible to make Elective Deferrals during his prior period of employment, he will be eligible to make Elective Deferrals immediately following his rehire. In all other cases, the rehired Employee shall be eligible to begin making Elective Deferrals as of the first Plan Entry Date following the later of his reemployment or his twenty-first (21st) birthday.

                  (2) If a rehired Employee was a Participant in the Matching Contributions feature of the Plan or had completed one (1) Year of Service during his prior period of employment, the Employee shall commence participation in that feature of the Plan upon the latest of
         (i) his date of rehire, (ii) the date on which he would have commenced participation if his employment had not terminated or (iii) the Plan Entry Date following his twenty-first (21st) birthday. In all other cases, the rehired Employee will be treated as a new Employee for purposes of determining his eligibility to participate in the Matching Contributions feature of the Plan.

         (c) PARTICIPATION BY EMPLOYEES OF AN ACQUIRED COMPANY. Notwithstanding any provision of this Section 3.1 to the contrary, if an Employee was employed by an Acquired Company and was deferring compensation pursuant to a Code Section 401(k) cash or deferred arrangement sponsored by the Acquired Company immediately prior to the effective date of the acquisition of the Acquired Company, such Employee shall become a Participant in the Plan for purposes of making Elective Deferrals on the first Plan Entry Date coincident with or next following the effective date of said acquisition, regardless of whether the Employee is twenty-one (21) years of age; provided, however, that said Employee is then employed by an Employer that has adopted this Plan. Such Employee shall become a Participant in the Matching Contributions feature of the Plan on the first Plan Entry Date coincident with or next following his completion of one
(1) Year of Service. As provided in Section 3.6, in certain instances service with the Acquired Company will be considered in calculating such an Employee's Years of Service.

3.2  PARTICIPATION.


         Each Participant who has satisfied the applicable eligibility criteria set forth in Section 3.1 may elect to participate in the Elective Deferral feature of this Plan (and, indirectly the Matching Contributions feature) by designating the amount of his Elective Deferrals, and by authorizing the reduction of the amount payable to the Participant as salary or wages in an amount equal to his directed Elective Deferrals, in accordance with uniform rules and procedures promulgated by the Advisory Committee.

3.3  CREDITING OF SERVICE.

         All Years of Service shall be taken into account under this Plan. Service performed prior to a Break in Service, however, may be disregarded pursuant to Section 3.4.

3.4  EFFECT OF REHIRING.

         (a) DISREGARDING SERVICE PRIOR TO A BREAK IN SERVICE. The Years of Service performed by a non-vested Employee prior to a Break in Service will be disregarded and the former Employee will be treated as a new Employee for purposes of this Plan upon reemployment if the number of the Employee's consecutive one (1) year Breaks in Service is equal to or more than the greater of (1) five (5) or (2) the aggregate number of Years of Service credited to the Employee prior to the Break. In determining an Employee's aggregate number of Years of Service before the Break in Service, Years of Service disregarded in accordance with this Section as the result of a prior Break in Service shall not be considered.

         (b) REINSTATEMENT OF SERVICE. Except as otherwise provided in Section 3.4(a), if an Employee separates from employment with an Employer and is later rehired, he shall remain credited with all Years of Service credited to him during his prior period of Employment.

3.5  AUTHORIZED LEAVES OF ABSENCE.

         An Authorized Leave of Absence granted by the Employers for which an Employee is not compensated shall be disregarded in determining whether the Employee has satisfied the eligibility requirements specified in Section 3.1, and the Employee shall not be credited with Hours of Service for any purpose for such period unless such credit is required to be given by law. An Employee shall not be charged with a Break in Service, however, during an Authorized Leave of Absence if the Employee's failure to complete more than five hundred (500) Hours of Service is attributable to the Authorized Leave of Absence, and a Participant's participation in the Plan shall not be terminated while the Participant is on an Authorized Leave of Absence.

3.6. SERVICE WITH AFFILIATED EMPLOYERS AND ACQUIRED COMPANIES.

         For the purpose of computing an Employee's Years of Service, employees of Affiliates shall be given credit for their Years of Service with such Affiliates in the event that they become Employees of an Employer as though during such periods they were Employees of an Employer. Persons employed by any Acquired Company shall be credited with service for their Years of Service with such Acquired Company in the event that they become Employees of an Employer only to the extent required under lawful regulations of the United States Treasury Department under Section 414(a)(2) of the Code or to the extent determined by the Board on a uniform basis with respect to employees of that Acquired Company.

3.7  TERMINATION OF PARTICIPATION.

         A Participant's participation in the Plan, but not his right, if any, to payment of benefits, shall be terminated upon the Participant's separation from employment with the Employers or upon his transfer from an eligible class of Employees as provided in Section 3.8. A Participant's participation in the Plan shall not be terminated while he is on an Authorized Leave of Absence.

3.8  TRANSFERS TO AND FROM AN ELIGIBLE CLASS OF EMPLOYEES.

         (a) TRANSFERS OUT OF PLAN. A Participant will automatically become ineligible to participate in the Plan as of the effective date of a change in his employment classification if as a result of the change he is no longer eligible to participate in the Plan. All sums credited to the former Participant's Accounts will continue to be held pursuant to the terms of this Plan and will be distributed to the former Participant only upon his subsequent termination of employment or the occurrence of some event permitting a distribution pursuant to the provisions of this Plan.

         (b) TRANSFERS TO PLAN. If an Employee of an Employer is not eligible to participate in the Plan due to his employment classification, he shall participate immediately upon becoming a member of an eligible class of Employees if he has satisfied the other requirements set forth in Section 3.1 and would have become a Participant previously had he been in an eligible class.

         (c) SERVICE CREDIT. In any event, an Employee's service in an ineligible employment classification shall be considered in calculating the Employee's Years of Service.

         (d) TRANSFERS TO AFFILIATES. If a Participant ceases to participate in the Plan solely as a result of his transfer to an Affiliate that has not adopted this Plan, amounts credited to his accounts as of the date of his transfer shall not be forfeited or distributed. Rather, such amounts shall be payable in accordance with the terms of this Plan upon his subsequent termination of employment with all Affiliates and the Employers or the occurrence of some other event permitting a distribution pursuant to the provisions of this Plan.

3.9  LEASED EMPLOYEES.

         For purposes of this Plan, a "leased employee" shall be any employee described in Section 414(n)(2) of the Code. A leased employee shall be treated as an Employee of the Employers for purposes of the pension requirements of
Section 414(n)(3) of the Code, unless leased employees constitute less than twenty percent (20%) of an Employer's non-highly compensated work force (within the meaning of Section 414(n)(5)(C)(ii) of the Code) and the leased employee is covered by a "safe harbor plan" that satisfies the requirements of Section 414(n)(5)(B) of the Code. In any event, a leased employee who is deemed to be an Employee of the Employers pursuant to the preceding sentence shall be treated as if he is employed in an employment classification that has not been designated for participation in the Plan. An Employee of an Employer who is leased to another Employer or Affiliate shall not be treated as a leased employee for purposes of this Section.

                                    ARTICLE 4
                             EMPLOYEE CONTRIBUTIONS

4.1      ELECTIVE DEFERRALS.

         (a) ELECTION. Except as otherwise provided in Section 4.1(b), each Participant may direct the relevant Employer to make Elective Deferrals to the Trust Fund on the Participant's behalf during each Plan Year while he is a Participant. The amount payable to the Participant as his current salary or wages shall then be reduced by an amount equal to the Elective Deferrals directed by the Participant.

         (b) SPECIAL RULES FOR ESSP PARTICIPANTS. No Participant who is an ESSP Participant shall be allowed to make Elective Deferrals directly to this Plan. Following the end of each Plan Year, however, Elective Deferrals may be made on behalf of such Participants by a direct transfer to the Trustee from the trustee of the ESSP. The amount of Elective Deferrals transferred to this Plan from the ESSP on behalf of each such Participant shall not exceed the least of (1) the dollar limitation imposed by Section 402(g) of the Code for such year or (2) the maximum amount that may be transferred to this Plan without causing this Plan to violate the ADP limitations described in Section 4.3 for the Plan Year or (3) any other applicable limitations.

                  (1) For purposes of determining the amount referred to in clause (2) of the preceding sentence, the Advisory Committee shall first calculate the ADP test referred to in Section 4.3 on the assumption that each ESSP Participant who also is a Participant in this Plan elected to make no Elective Deferrals other than any Elective Deferrals that such Participant made prior to the effective date of his participation in the ESSP.

                  (2) If, but only if, the calculation made pursuant to the preceding paragraph (1) reveals that the Elective Deferrals considered pursuant to paragraph (1) are less than the maximum amount of Elective Deferrals that could be made by all Highly Compensated Employees (including ESSP Participants who are Participants in this Plan), Elective Deferrals shall then be transferred to this Plan from the ESSP on behalf of each ESSP Participant who is a Participant and who has elected to have such transfer made.

                  (3) The amount transferred to this Plan from the ESSP on behalf of each electing Participant who also is an ESSP Participant shall equal the lesser of (i) the amount available for transfer pursuant to the ESSP for the relevant Plan Year or (ii) an amount equal to the Participant's Compensation for the Plan Year multiplied by the "maximum ADP" for the group consisting of ESSP Participants who also are Participants in this Plan (calculated in accordance with the principles set forth in Section 4.3(b)(1)). For purposes of the preceding sentence, the "maximum ADP" is the highest ADP that could be contributed by ESSP Participants who also are Participants in the Plan without requiring the return of any Excess Contributions pursuant to
         Section 4.3(d). In making this determination, the Advisory Committee may increase the maximum ADP of the remaining ESSP Participants if others will not be transferring the maximum amount permitted. Appropriate adjustments will be made to take into account any Elective Deferrals made by an ESSP Participant during a Plan Year but prior to the effective date of his participation in the ESSP, with the manner of adjustment to be determined by the Advisory Committee in accordance with rules and procedures of uniform application.

                  (4) Prior to the first day of each Plan Year or, if later, the effective date of a Participant's eligibility to participate in the ESSP, each Participant who also is an ESSP Participant shall file a written election with the Advisory Committee and the plan administrator of the ESSP to either (i) transfer the amount calculated pursuant to paragraph (3) to this Plan or (ii) to receive a cash distribution of said amount from the ESSP. Such election shall continue to apply from year to year unless and until the Participant changes the election by filing a new election. A new election shall only be effective with respect to Plan Years beginning after the day on which such election is received by the Advisory Committee and the plan administrator of the ESSP. In the case of a Participant who becomes an ESSP Participant during a Plan Year, the election shall be effective with respect to the portion of the Plan Year beginning on the effective date of such Participant's eligibility to participate in the ESSP. If such new ESSP Participant does not file such an election prior to the effective date of such individual's participation in the ESSP (or such later date specified by the Advisory Committee) such individual's later election shall be effective only for Plan Years beginning after the date on which such election is filed.

                  (5) As soon as possible following the end of each Plan Year, the Advisory Committee will calculate the amount that may be transferred to this Plan from the ESSP and shall notify the plan administrator of the ESSP. Such transfers shall be accomplished no later that two and one-half (2 1/2) months following the end of the Plan Year and the amounts transferred shall be treated as Elective Deferrals for the preceding Plan Year for all purposes (including, but not limited to, Section 5.1).

         (c) TRANSFER TO TRUSTEE. Except as otherwise provided in Section 4.1(b), Elective Deferrals shall be forwarded to the Trustee as soon as practicable following the day on which such amounts would otherwise have been payable to the Participant in cash, and, in any event, such contributions shall be transferred to the Trustee no later than the fifteenth (15th) business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

         (d) LIMITATIONS. The Company and the Advisory Committee shall implement such procedures as may be necessary to assure that the sum of the Elective Deferrals and the Employer Contributions do not exceed the maximum amount that may be deducted by the Employers pursuant to Section 404 of the Code. Except as otherwise determined by the Advisory Committee, Elective Deferrals may not be directed in amounts of less than one percent (1%) or more than fifteen percent (15%) of a Participant's Earnings. Elective Deferrals also may be subject to such other or additional restrictions or limitations as may be established by the Advisory Committee and announced to Participants from time to time.

4.2      ELECTIVE DEFERRALS-- DOLLAR LIMITATION.

         A Participant's Elective Deferrals for any calendar year may not exceed Ten Thousand Dollars ($10,000.00), adjusted in order to reflect increases in the cost-of-living as announced from time to time by the United States Treasury Department in accordance with Section 402(g)(5) of the Code. This limitation applies in the aggregate to the Participant's "elective contributions" under all plans. For this purpose, the term "elective contributions" includes the Participant's Elective Deferrals to this Plan, the Participant's elective deferrals to any other qualified cash or deferred arrangement (as defined in Section 401(k) of the Code), any elective employer contributions to a simplified employee pension plan that are not included in the Participant's gross income due to Section 402(h)(1)(B) of the Code and any employer contribution used to purchase an annuity contract under Section 403(b) of the Code pursuant to a salary reduction arrangement (within the meaning of Section 3121(a)(5)(D) of the Code). In the event that the Participant's elective contributions to all such programs during any calendar year exceed the limitation for that calendar year, the Participant may, by March 1 of the calendar year following the calendar year for which the excess contributions were made, so advise the Advisory Committee and request the return of all or a portion of the excess contributions to this Plan. The excess contributions, along with any income thereon (as determined by the Advisory

Committee in accordance with rules of uniform and nondiscriminatory application) may then be returned to the Participant by the next following April 15.

4.3  LIMITATION ON CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES.

         (a) ACTUAL DEFERRAL PERCENTAGE LIMITATIONS. The contributions made by Participants who are Highly Compensated Employees shall be limited to the extent necessary to satisfy one of the following two paragraphs:

                  (1) The "actual deferral percentage" for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the "base actual deferral percentage" multiplied by one and one-quarter (1.25); or

                  (2) The actual deferral percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the base actual deferral percentage multiplied by two (2), provided that the actual deferral percentage for Participants who are Highly Compensated Employees does not exceed the base actual deferral percentage by more than two percentage points (2%) or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

         (b) SPECIAL DEFINITIONS. For purposes of this Section alone, the following definitions shall apply:

                  (1) "Actual deferral percentage" - The average (expressed as a percentage) of the deferral percentages of the Participants in a group. The actual deferral percentage for a group shall be determined by adding the deferral percentage of all Participants in the group and dividing that sum by the number of Participants in the group.

                  (2) "Base actual deferral percentage" - The actual deferral percentage for the previous Plan Year for the group consisting of individuals who were not Highly Compensated Employee during the previous Plan Year.

                  (3) "Deferral percentage" - The ratio (expressed as a percentage) of the Elective Deferrals under the Plan on behalf of the Participant for the Plan Year to the Participant's compensation for the Plan.

                  (4) "Compensation" - Compensation shall include any such amounts as determined by the Advisory Committee, as long as such amounts fall within Section 414(s) of the Code.

         (c) SPECIAL RULES. For purposes of this Section, the following rules shall apply:

                  (1) If any Highly Compensated Employee is a participant in two
         (2) or more cash or deferred arrangements sponsored by the Employers, all cash or deferred arrangements shall be treated as one arrangement for purposes of calculating such individual's deferral percentage.

                  (2) At the election of the Company, but in accordance with such rules as may be prescribed in applicable regulations, any matching contributions (within the meaning of Section 401(m)(4)(A) of the Code) or qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code) allocated to a Participant under this or any other plan described in Section 401(a) of the Code maintained by the Employers or any Affiliate shall be aggregated with the Participant's Elective Deferrals under this Plan for purposes of determining the Participant's deferral percentage. If the Company makes such an election, such matching and qualified nonelective contributions (i) must satisfy the conditions set forth in Treasury Regulation Section 1.401(k)-1(b)(5) and (ii) must be subject to the same distribution requirements as are Elective Deferrals. Additionally, in accordance with Treasury Regulation Section 1.401(k)-1(g)(13), such matching and qualified nonelective contributions must satisfy the above requirements without regard to whether they are actually treated as Elective Deferrals.

                  (3) If this Plan satisfies the requirements of Sections 401(a)(4) or Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, then the limitations of this Section shall be applied by determining the deferral percentages of Participants as if all such plans were a single plan.

                  (4) The Elective Deferrals, compensation, and other amounts treated as elective contributions of all family members are disregarded in determining the actual deferral percentage for the groups of Highly Compensated Employees and those who are not Highly Compensated Employees.

                  (5) The determination and treatment of the contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (6) Elective Deferrals made by a Participant will be taken into account under the actual deferral percentage test for a Plan Year only if the contributions relate to Compensation that either would have been received by the Participant in the Plan Year (but for the deferral election) or are attributable to services performed by the Participant in the Plan Year and would have been received by the Participant within two and one-half (2 1/2) months after the close of the Plan Year (but for the deferral election).

                  (7) Elective Deferrals made by a Participant will be taken into account under the actual deferral percentage test for a Plan Year only if the contributions are allocated to the Participant as of a date within that Plan Year. For purposes of this paragraph, Elective Deferrals are considered allocated as of a date within a

         Plan Year if the allocation is not contingent on participation or performance of services after such date and the Elective Deferrals are actually paid to the Trust no later than two and one-half (2 1/2) months after the end of the Plan Year to which such contributions relate.

         (d) DISTRIBUTION OF EXCESS CONTRIBUTIONS. No later than the last day of each Plan Year, any "excess Elective Deferrals" and the income allocable thereto will be distributed to Participants who made the excess Elective Deferrals during the preceding Plan Year. For purposes of this paragraph, the term "excess Elective Deferrals" means, with respect to any Plan Year, the aggregate amount of Elective Deferrals paid to the Plan by the Highly Compensated Employees for the Plan Year over the maximum amount of Elective Deferrals permitted pursuant to Section 4.3(a) and Section 401(k)(3)(A)(ii) of the Code. The distribution of excess Elective Deferrals for any Plan Year shall be made to Highly Compensated Employees on the basis of the dollar amount of Elective Deferrals made by each Highly Compensated Employee in accordance with the following procedure:

                  (1) Step One: The dollar amount of the excess Elective Deferrals for each Highly Compensated Employee shall be calculated in the manner described in Code Section 401(k)(8)(B) and Treasury Regulation Section 1.401(k)-1(f)(2). (Note: Although the amount necessary to reduce the actual deferral percentage of each Highly Compensated Employee will be calculated in accordance with Code Section 401(k)(8)(B) and Treasury Regulation Section 1.401(k)-1(f)(2), the amounts so calculated are not necessarily the amounts that will actually be returned to a particular Employee. Instead, the amounts so returned will be the amounts as calculated in accordance with Steps 2, 3 and 4);

                  (2) Step Two: The sum of the dollar amounts calculated pursuant to Step One shall be calculated. The total amount calculated in this Step Two shall be distributed in accordance with Steps Three and Four;

                  (3) Step Three: The Elective Deferrals of the Highly Compensated Employee with the highest dollar amount of Elective Deferrals shall be reduced by the dollar amount required to cause that Highly Compensated Employee's Elective Deferrals to equal the dollar amount of the Elective Deferrals of the Highly Compensated Employee with the next highest dollar amount of Elective Deferrals. This dollar amount is then distributed to the Highly Compensated Employee with the highest dollar amount of Elective Deferrals. However, if a lesser reduction, when added to the total dollar amount already distributed under this Step Three, would equal the total calculated under Step Two, the lesser amount shall be distributed; and

                  (4) Step Four: If the total amount distributed is less than the amount calculated pursuant to Step Two, Step 3 is repeated.

         The income allocable to excess Elective Deferrals shall be determined by multiplying the income allocable for the Plan Year to the Participant's Elective Deferral Account from which the excess contributions are to be distributed by a fraction, the numerator of which is the excess

Elective Deferrals on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's Elective Deferral Account balance on the last business day of the preceding Plan Year plus the Elective Deferrals (other than excess Elective Deferrals) allocated to that Account during the Plan Year. If there is a loss, the total excess Elective Deferrals shall nonetheless be distributed to the Participant, but the amount distributed shall not exceed the balance of the Elective Deferral Account from which the distribution is made. The amount of any excess Elective Deferrals to be distributed shall be reduced by excess Elective Deferrals previously distributed for the taxable year ending in the same Plan Year in accordance with
Section 402(g)(2) of the Code and excess Elective Deferrals to be distributed for a taxable year shall be reduced by excess Elective Deferrals previously distributed for the Plan beginning in such taxable year.

         (e) QUALIFIED NONELECTIVE CONTRIBUTIONS. In lieu of making a distribution pursuant to paragraph (d), if prior to the end of a Plan Year the Advisory Committee concludes that the average rate of Elective Deferrals made on behalf of Highly Compensated Employees would violate the rules set forth in paragraph (a) and Section 401(k) of the Code, the Employers may, but are not obligated to, make qualified nonelective contributions on behalf of non-Highly Compensated Employees. For purposes of this paragraph, the term "qualified nonelective contribution" shall mean any Employer contribution with respect to which (1) the Employee may not elect to have the contribution paid to the Employee in cash instead of being contributed to the Plan and (2) the requirements of Section 401(k)(2)(B) and (C) of the Code and Treasury Regulations Section 1.401(k)-1(b)(5) are met.

         (f) REDUCTION OF FUTURE CONTRIBUTIONS. If prior to the end of a Plan Year the Advisory Committee concludes that the average rate of Elective Deferrals made on behalf of Highly Compensated Employees would violate the rules set forth in paragraph (a) and Section 401(k) of the Code, the Advisory Committee may prospectively reduce the Elective Deferrals directed by the Highly Compensated Employees. The reduction shall be implemented by reducing first the highest rates of Elective Deferrals within such group, with such rates to be reduced in one percent (1%) increments or fractions thereof, as determined by the Advisory Committee. Any reduction pursuant to this Section shall be limited to the extent necessary to assure compliance with the requirements set forth in paragraph (a) and Section 401(k) of the Code.

         (g) EFFECTIVE DATE. The provisions of this Section 4.3 shall be effective for Plan Years beginning on or after November 3, 1997.

4.4      DESIGNATION AND CHANGE OF DESIGNATION OF ELECTIVE DEFERRALS.

         All designations or changes of designation of the amount of Elective Deferrals directed by a Participant shall be made in accordance with uniform rules and procedures promulgated by the Advisory Committee. Unless provided otherwise in uniform rules adopted by the Advisory Committee, a payroll deduction designation shall become effective as of the Plan Entry Date coincident with or next following the designation. A designation shall be effective until it is revoked by the Participant, succeeded by another valid payroll deduction designation, or until the Participant separates from employment or is no longer eligible to participate in the Plan. A designation or changes of designation may be rejected by the relevant Employer if the Advisory

Committee concludes that such designation or change of designation would cause the Plan to fail to satisfy Section 4.2 or Section 4.3.

4.5  SUSPENSION OF ELECTIVE DEFERRALS.

         A Participant may suspend his Elective Deferrals as of the first day of any payroll period, in accordance with uniform rules promulgated by the Advisory Committee. A Participant who suspends Elective Deferrals shall be prohibited from resuming Elective Deferrals for a period of six (6) months following the date of such suspension. Recommencement of Elective Deferrals shall be made only when the Participant subsequently makes a new election to make Elective Deferrals pursuant to Section 3.2. While a Participant is on an Authorized Leave of Absence, he shall be deemed to have suspended Elective Deferrals and may recommence such Elective Deferrals following his return to active employment in accordance with Section 3.2. A Participant shall not be entitled to "make-up" suspended contributions.

4.6  ROLLOVER CONTRIBUTIONS.

         (a) CONTRIBUTION. Any Participant who has received a distribution from a profit sharing plan, stock bonus plan or pension plan intended to "qualify" under Section 401 of the Code or any other qualified arrangement may transfer such distribution to the Trust Fund if such contribution to the Trust Fund would constitute, in the sole and absolute discretion of the Advisory Committee, a "rollover contribution" within the meaning of the applicable provisions of the Code. Additionally, a Participant may request, with the approval of the Advisory Committee, that the Trustee accept a transfer from the trustee of another qualified plan. The Advisory Committee may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section. Upon such approval, the Trustee shall accept such transfer. The Advisory Committee may, in its sole discretion, decline to accept such transfer. For purposes of this Plan, both a "rollover contribution" within the meaning of the applicable provisions of the Code and a transfer initiated by the Participant from another plan shall be referred to as a "Rollover Contribution."

         (b) ACCOUNTING AND DISTRIBUTIONS. The Advisory Committee shall credit the Rollover Contribution to a separate account (the "Rollover Contribution Account") for the Participant's sole benefit. The separate Rollover Contribution Account shall be adjusted, valued and credited pursuant to Section 6.3. Any such Rollover Contribution Account shall be nonforfeitable and shall be paid to the Participant or his Beneficiary in the same manner as benefits would be paid to the Participant or Beneficiary under ARTICLE 11.

         (c) NO GUARANTY. The Employers, the Advisory Committee and the Trustee do not guarantee the Rollover Contribution Accounts of Participants in any way from loss or depreciation. The Employers, the Advisory Committee and the Trustee do not guarantee the payment of any money which may be or become due to any person from a Rollover Contribution Account, and the liability of the Employers, the Advisory Committee or the Trustee to make any payment therefrom shall at any and all times be limited to the then value of the Rollover Contribution Account.

         (d) WITHDRAWAL OF ROLLOVER CONTRIBUTIONS; GENERAL RULE. A Participant may withdraw all or a portion of the amounts credited to his Rollover Contribution Account by filing an appropriate request with the Advisory Committee. As soon as administratively feasible following receipt of a request for withdrawal, the Advisory Committee shall direct the Trustee to pay the Participant the amount requested. The Advisory Committee, in the exercise of its discretion but pursuant to nondiscriminatory rules of uniform application, may limit the frequency or timing of withdrawals, as long as each Participant is allowed to withdraw his Rollover Contributions at least once in each Plan Year. Any expense incurred in making a withdrawal distribution shall be charged to the Participant's Rollover Contribution Account and shall be deducted prior to distribution to the Participant.

4.7      PROHIBITION OF ROLLOVERS FROM CERTAIN PLANS.

         The Advisory Committee shall not permit a Participant to make a direct transfer to this Plan (as distinguished from a "rollover contribution" or "eligible rollover distribution" within the meaning of the Code) if the plan from which the transfer is to be made is or was subject to the joint and survivor annuity and preretirement survivor annuity requirements of Section 417 of the Code by reason of Section 401(a)(11) of the Code.

                                    ARTICLE 5
                             EMPLOYER CONTRIBUTIONS

5.1      MATCHING CONTRIBUTIONS.

         Subject to the Company's right to terminate or amend this Plan and an Employer's right to discontinue its participation in this Plan, each Employer shall contribute to the Trust Fund for each Plan Year as a Matching Contribution such amount, if any, as the Company shall determine, in its sole and absolute discretion. The Matching Contribution shall be made in Company Stock unless the Company determines, in its sole and absolute discretion, that the Matching Contribution shall be made in cash.

5.2      SPECIAL PURPOSE CONTRIBUTIONS AND TOP HEAVY CONTRIBUTIONS.

         (a) SPECIAL PURPOSE CONTRIBUTIONS. Subject to the approval of the Company, an Employer may make contributions to the Plan on behalf of Participants who are not Highly Compensated Employees in such amounts as the Employer deems advisable to deal with special situations.

         (b) "TOP HEAVY" CONTRIBUTIONS. The Employers may, in the sole and absolute discretion of the Company, make additional contributions for any Plan Year in which the Plan is Top Heavy in such amounts as may be necessary to fund the required Employer contribution.

5.3      ELIGIBLE PARTICIPANTS.

         (a) MATCHING CONTRIBUTIONS. A Participant who is eligible to participate in the Matching Contributions feature of the Plans in accordance with Section 3.1 shall be entitled to receive a Matching Contribution for a Plan Year if the Participant made any Elective Deferrals for the Plan Year and the Participant is in the active employ of the Employers on the last day of the Plan Year. If Matching Contributions are made on some basis other than annually (for example, monthly or quarterly), a Participant need only be employed on the last day of the relevant period (for example, the last day of the calendar quarter or month) rather than the last day of the Plan Year. Notwithstanding the foregoing, an otherwise eligible Participant who dies, retires on or after his Normal Retirement Date or terminates employment due to a Disability shall be entitled to receive a Matching Contribution (if one is made) for a period regardless of whether the Participant is employed on the last day of the period.

         (b) SPECIAL PURPOSE CONTRIBUTIONS. A Participant shall be entitled to receive a Special Purpose Contribution if the Participant satisfies all eligibility requirements for the Special Purpose Contribution, as established by the Employer making such Contribution, at the time the Contribution is made.

5.4      LIMITATION ON CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES.

         (a) GENERAL LIMITATION. The Matching Contributions made on behalf of Participants who are Highly Compensated Employees shall be limited to the extent necessary to satisfy one of the following two paragraphs:

                  (1) The "average contribution percentage" for Participants who were Highly Compensated Employees for the Plan Year shall not exceed the "base average contribution percentage" multiplied by one and one-quarter (1.25); or

                  (2) The average contribution percentage for Participants who were Highly Compensated Employees for the Plan Year shall not exceed the base average contribution percentage multiplied by two (2), provided that the average contribution percentage for Participants who are Highly Compensated Employees does not exceed the base average contribution percentage by more than two percentage points (2%) or such lesser amount as the Secretary of the Treasury prescribes to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

         (b) DEFINITIONS. For purposes of this Section alone, the following definitions shall apply:

                  (1) "Average contribution percentage" - The average (expressed as a percentage) of the contribution percentages of the Participants in a group.

                  (2) "Base average contribution percentage" - The average of the contribution percentage for the previous Plan Year for the group consisting of individuals who were not Highly Compensated Employees during the previous Plan Year.

                  (3) "Contribution percentage" - The ratio (expressed as a percentage) of the Matching Contributions under the Plan on behalf of the Participant for the Plan Year to the Participant's compensation for the Plan Year.

                  (4) "Compensation" - Compensation shall include any such amounts as determined by the Advisory Committee, as long as such amounts fall within Section 414(s) of the Code.

         (c) SPECIAL RULES. For purposes of this Section, the following rules shall apply:

                  (1) The contribution percentage for any Participant who was a Highly Compensated Employee for the Plan Year and who was eligible to receive an allocation of Matching Contributions (or to have employee contributions within the meaning of Section 401(m)(3)(A) of the Code, qualified nonelective contributions within the meaning of Section 401(m)(4)(C) of the Code or elective deferrals within the meaning of
         Section 402(g)(3)(A) of the Code allocated to his Account under this Plan and one or more other plans described in Section 401(a) or arrangements described in Section 401(k) of the Code that are maintained by the Employers or an Affiliate) are determined as if all such contributions (and all such matching contributions, qualified nonelective contributions or elective deferrals) were made under a single plan.

                  (2) In the event that this Plan satisfied the requirements of Sections 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfied the requirements of Sections 401(a)(4) and 410(b) of the Code only if aggregated with this Plan, then the limitations of this Section were applied by determining the contribution percentages of Participants as if all such plans were a single plan.

                  (3) The Matching Contributions, compensation, and other amounts treated as matching contributions of all family members are disregarded in determining the actual contribution percentage for the groups of Highly Compensated Employees and those who were not Highly Compensated Employees.

                  (4) The determination and treatment of the contribution percentage of any Participant may have satisfied such other requirements as may be prescribed by the Secretary of the Treasury.

                  (5) For purposes of determining whether the Plan satisfies the actual contribution percentage test of Section 5.4 of the Plan and
         Section 401(m) of the Code, all Elective Deferrals and Matching Contributions that are made under two or more plans that are aggregated for purposes of Section 401(a)(4) and 410(b) of the Code (other than Section 410(b)(2)(A)(ii)) shall be treated as made under a single plan.

                  (6) For purposes of the actual contribution percentage test of
         Section 5.4 of the Plan and Section 401(m) of the Code, the actual contribution ratios of all "eligible Employees" shall be taken into account. For purposes of this paragraph, an "eligible Employee" is any Employee who is directly eligible to receive an allocation of Matching Contributions or to make Elective Deferrals and includes: (i) an Employee who would be a Plan Participant but for the failure to make required contributions; (ii) an Employee whose right to make Elective Deferrals or receive Matching Contributions has been suspended because of an election (other than certain one-time elections) not to participate; and (iii) an

         Employee who cannot make Elective Deferrals or receive a Matching Contribution because Section 415(c)(1) or Section 415(e) of the Code prevents the Employee from receiving additional Annual Additions. In the case of an eligible Employee who makes no Elective Deferrals and who receives no Matching Contributions, the contribution ratio that is to be included in determining the actual contribution percentage is zero (0).

                  (7) For Plan Years beginning after January 1, 1999, if the Company has elected to apply Code Section 410(b)(4)(B) in determining whether the Plan meets the requirements of Code Section 410(b), the Company may, in determining whether the arrangement meets the requirements of Section 5.5, exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Section 410(a)(1)(A).

         (d) DISTRIBUTION OF EXCESS CONTRIBUTIONS. No later than the last day of each Plan Year, any "excess aggregate contributions" and the income allocable thereto will be distributed to Participants who made excess aggregate contributions during the preceding Plan Year. For purposes of this paragraph, an "excess aggregate contribution" is the amount described in Section 401(m)(6)(B) of the Code. The distribution of excess aggregate contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the dollar amount of excess aggregate contributions made on behalf of each Highly Compensated Employee in accordance with the following procedure:

                  (1) Step One: The dollar amount of the excess Matching Contribution for each Highly Compensated Employee shall be calculated in the manner described in Code Section 401(k)(8)(B) and Treasury Regulation Section 1.401(k)-1(f)(2). (Note: Although the amount necessary to reduce the average contribution percentage of each Highly Compensated Employee will be calculated in accordance with Code Section 401(k)(8)(B) and Treasury Regulation Section 1.401(k)-1(f)(2), the amounts so calculated are not necessarily the amounts that will actually be returned to a particular Employee. Instead, the amounts so returned will be the amounts as calculated in accordance with Steps 2, 3 and 4);

                  (2) Step Two: The sum of the dollar amounts calculated pursuant to Step One shall be calculated. The total amount calculated in this Step Two shall be distributed in accordance with Steps Three and Four;

                  (3) Step Three: The Matching Contributions of the Highly Compensated Employee with the highest dollar amount of Matching Contributions shall be reduced by the dollar amount required to cause that Highly Compensated Employee's Matching Contributions to equal the dollar amount of the Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of Matching Contributions. This dollar amount is then distributed to the Highly Compensated Employee with the highest dollar amount of Matching Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this Step Three, would equal the total calculated under Step Two, the lesser amount shall be distributed; and

                  (4) Step Four: If the total amount distributed is less than the amount calculated pursuant to Step Two, Step 3 is repeated.

         The income allocable to excess aggregate contributions shall be determined by multiplying the income allocable to the Participant's Matching Contributions Account for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's Matching Contributions Account balance on the last business day of the preceding Plan Year. The excess aggregate contributions to be distributed to the Participant shall be adjusted for income and losses. In the case of a loss, the total excess aggregate contributions would nonetheless be distributed to the Participant, but the amount distributed could not exceed the Participant's Matching Contributions Account balance.

         (e) MULTIPLE USE OF THE ALTERNATIVE LIMITATION. For purposes of determining whether the limitations in Sections 4.3 and 5.4 are met, the Plan shall satisfy the test for multiple use of the "alternative limitation" (as described in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code) set forth in Treasury Regulation Section 1.401(m)-2. If multiple use of the alternative limitation occurs with respect to two or more plans or arrangements maintained by the Employers it must be corrected by reducing the actual deferral percentage or actual contribution percentage of Highly Compensated Employees in the manner described in Treasury Regulation Section 1.401(m)-2(c)(3); provided that the Employers may instead eliminate the multiple use of the alternative limitation by making qualified nonelective contributions.

         (f) EFFECTIVE DATE. The provisions of this Section 5.4 shall be effective for Plan Years beginning on or after November 3, 1997.

5.5  ADJUSTMENT OF MATCHING CONTRIBUTION ACCOUNT.

         In the event that a distribution of excess Elective Deferrals is made pursuant to Section 4.3 of the Plan, the Matching Contribution Account will be adjusted to reflect the amount of any Matching Contributions attributable to such excess Elective Deferrals (the "excess Matching Contributions") plus the income allocable to any such excess Matching Contribution. The income allocable to the excess Matching Contribution shall be determined in accordance with any method permitted under Treasury Regulation Sections 1.401(m)-1(e)(3) or 1.401(k)-1(f)(4), as applicable. Any such excess Matching Contribution (and earnings allocable thereto) will be allocated to a suspense account. Amounts in this suspense account shall be allocated in the succeeding Plan Year as part of the Matching Contribution for such Plan Year. Amounts held in such suspense account shall be allocable before the Matching Contributions for such Plan Year.

5.6      PAYMENT OF EMPLOYER CONTRIBUTIONS.

         Matching Contributions and Special Purpose Contributions may be paid within the Plan Year for which such contribution is made or within the period thereafter ending on the date by which the Company's Federal income tax return for the corresponding year of deduction must be filed, including any extensions of such date. Matching Contributions and Special Purpose Contributions may be paid in Company Stock, cash or in any other property acceptable to the Trustee.


5.7  CONDITIONAL NATURE OF CONTRIBUTIONS.

         (a) MISTAKE OF FACT. Any contribution made to this Plan by an Employer because of a mistake of fact shall be returned to the Employers upon its request within one (1) year of the date of the contribution.

         (b) DEDUCTIBILITY. Every contribution made by an Employer is conditional on its deductibility. If the Internal Revenue Service or any court of law whose decision has become final determines that all or part of a contribution is not deductible, the contribution (to the extent that it is not deductible) shall be refunded to the Employers upon its request within one (1) year after the date of the disallowance.

         (c) AGGREGATE CONTRIBUTIONS. In no event shall the aggregate Employer Contributions for any Plan Year be more than the amount allowable as a deduction for federal income tax purposes for such Plan Year.

         (d) LIMITATIONS ON AMOUNTS RETURNED. Notwithstanding anything to the contrary, the maximum amount that may be returned to an Employer pursuant to subparagraphs (a) and (b), above, is limited to the portion of such contribution attributable to the mistake of fact or the portion of such contribution deemed non-deductible (the "excess contribution"). Earnings attributable to the excess contribution will not be returned to the Employers, but losses attributable thereto will reduce the amount so returned. In no case shall withdrawal of any excess contribution pursuant to subparagraphs (a) and (b), above, reduce the balance of the Participant's Account to less than the balance would have been had the excess contribution not been made.

                                    ARTICLE 6
                                   ACCOUNTING

6.1  INDIVIDUAL ACCOUNTS.

         A separate Elective Deferral Account and Matching Contribution Account shall be maintained for each Participant who elects to make Elective Deferrals and on whose behalf the Employers make a Matching Contribution. A separate subaccount of the Matching Contribution Account, the Matching Stock Account, shall be maintained for each Participant on whose behalf the Employers make a Matching Contribution in Company Stock. A separate Special Purpose Contribution Account shall be maintained for each Participant on whose behalf the Employers make a Special Purpose Contribution. A separate ESOP Account shall be maintained for each Participant on whose behalf the Employers have made ESOP Contributions prior to November 2,

1998. A separate Rollover Contribution Account shall be maintained for each Participant who has made Rollover Contributions. The Accounts will separately reflect balances derived from Elective Deferrals, Matching Contributions, Special Purpose Contributions, Rollover Contributions, ESOP Contributions and qualified nonelective contributions made by or on behalf of the Participant and shall reflect the fair market value, as of the most recent Valuation Date. Each such Account or subaccount shall be adjusted as hereinafter provided to reflect any appreciation or depreciation in the value of the assets of the Trust Fund and any distributions. The Advisory Committee also shall establish and maintain any such other accounts or subaccounts as necessary for each Participant. The establishment and maintenance of separate Accounts for each Participant shall not be construed as giving any person any interest in any specific asset of the Trust Fund, which, for investment purposes, shall be administered as a single fund unless and until otherwise directed by the Administrative Committee or otherwise provided herein.

6.2  ALLOCATION OF CONTRIBUTIONS AND FORFEITURES.

         (a) ELECTIVE DEFERRALS. The Elective Deferrals of a Participant shall be credited to his Elective Deferral Account.

         (b) MATCHING CONTRIBUTIONS. The Matching Contributions made on behalf of a Participant who is eligible to receive a Matching Contribution (as determined in accordance with Section 5.3) shall be credited to his Matching Contribution Account. If a Matching Contribution is made in the form of Company Stock, the Matching Contribution shall be credited to the Matching Contribution Stock Account and not to the Company Common Stock Fund or any other specific investment Fund.

         (c) SPECIAL PURPOSE CONTRIBUTIONS. The Special Purpose Contributions made on behalf of a Participant shall be credited to his Special Purpose Contribution Account.

         (d) FORFEITURES. Forfeitures from a Matching Contribution Account that are not used to restore prior forfeitures pursuant to Sections 10.4 shall be used to reduce the Matching Contributions otherwise required of the Employers.

         (e) TOP HEAVY ALLOCATIONS. Notwithstanding anything to the contrary in this Section or any other provision of this Plan, in any Plan Year in which the Plan is Top Heavy or Super Top Heavy, the Employers shall make a special contribution on behalf of each Participant who is not a Key Employee for the Plan Year in such amount as may be necessary to assure that the sum of the Employer Contributions and forfeitures, if any, allocated to the Participant's Accounts equals at least the "minimum required contribution." The "minimum required contribution" is the lesser of (1) three percent (3%) of the Participant's Compensation for the Plan Year or (2) if the Employers does not have a defined benefit plan which is enabled to satisfy Section 401 of the Code by this Plan, the Participant's Compensation for the Plan Year multiplied by the "Employer Contribution percentage" for such Plan Year for the Key Employee for whom the "Employer Contribution percentage" is the highest. For this purpose, the "Employer Contribution percentage" shall equal the sum of the Employers Contributions and forfeitures allocated to a Participant divided by the Compensation of the Participant. The minimum required contribution called for by this paragraph will be determined without regard to

Employer contributions to the Social Security system. The special Employer Contribution called for by this paragraph shall be allocated on behalf of all Employees who are not Key Employees for the Plan Year and who are employed by the Employers on the last day of the Plan Year. This special Employer Contribution shall be made regardless of any provision in this Plan requiring (as a condition of allocation of the Employer Contribution for the Plan Year) payment of Elective Deferrals. In determining whether the minimum required contribution provisions of this Section have been satisfied, all Employer contributions and forfeiture allocations for the Plan Year under all "defined contribution plans," as defined in Section 414(i) of the Code, maintained by the Employers or an Affiliate shall be considered as allocable under this Plan. If a non-Key Employee who is participating in this Plan is covered under a "defined benefit plan," as defined in Section 414(j) of the Code, sponsored by the Employers or an Affiliate, no minimum required contribution allocation shall be required pursuant to this paragraph if such Employee is provided with a top heavy minimum defined benefit pursuant to the defined benefit plan. All special Employer Contributions made pursuant to this paragraph on behalf of a Participant shall be allocated to that Participant's Matching Contribution Account. In determining the amount of the minimum required contribution, the Elective Deferrals made by Highly Compensated Employees shall be treated as Employer Contributions. The Elective Deferrals made by non-Highly Compensated Employees shall be disregarded.

         (f) ALLOCATION TO CERTAIN PERSONS PROHIBITED. Notwithstanding the foregoing, no portion of the assets of the Plan attributable to (or allocable in lieu of) Company Stock acquired by the Plan in a sale to which Section 1042 of the Code applies may accrue or be allocated directly or indirectly under any plan of the Employers meeting the requirements of Section 401(a) of the Code during the "nonallocation period", as defined in Section 409(n)(3)(C) of the Code, for the benefit of (1) any taxpayer who makes an election under Section 1042(a) of the Code with respect to Company Stock or (2) any individual who is related to the taxpayer within the meaning of Section 267(b) of the Code. Clause
(2) of the preceding sentence shall not apply to any individual if the individual is the lineal descendant of the taxpayer and the aggregate amount allocated to the benefit of all lineal descendants during the nonallocation period does not exceed more than five percent (5%) of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Section 267(c)(4) of the Code) in a transaction to which Section 1042 of the Code applied.

         (g) ROLLOVER CONTRIBUTIONS. The Rollover Contributions of a Participant shall be credited to his Rollover Contribution Account.

         (h) QUALIFIED NONELECTIVE CONTRIBUTIONS. The qualified nonelective contributions made on behalf of a Participant shall be credited to his Special Purpose Contribution Account.

6.3  VALUATION AND ADJUSTMENTS.

         (a)      GENERAL.  Participant Accounts shall be adjusted as follows:

                  (1) As of each Valuation Date, the Advisory Committee shall credit to the proper Accounts all Elective Deferrals and loan repayments received since the prior Valuation Date.

                  (2) As of each Valuation Date, the Advisory Committee shall charge to the proper Accounts all withdrawals or distributions paid and all loans made since the most recent Valuation Date.

                  (3) The Advisory Committee may elect to charge the administrative expenses incurred by the Plan, or certain categories of such expenses, to the Accounts of the Participants. Such expenses shall be charged to the Accounts as of the Valuation Date or Dates selected by the Advisory Committee and in the manner (e.g., pro rata or in proportion to Account balances) selected by the Advisory Committee.

                  (4) As of each Valuation Date, the Advisory Committee shall adjust each Participant's Accounts to reflect the investment performance of the Funds in which such Accounts are invested.

                  (5) Dividends allocable to Participant Accounts on Company Stock shall be credited to Participant Accounts as of the appropriate Valuation Date. As of each Valuation Date, all Company Stock credited to the Accounts of a Participant shall be adjusted to reflect changes in the value of the Company Stock. If the Company Stock is not readily tradeable on an established securities market, the fair market value of such securities must be determined by an independent appraiser meeting the requirements of Section 401(a)(28)(C) of the Code.

                  (6) As of each Valuation Date, the Advisory Committee shall charge and credit to the proper Accounts the amounts transferred from one Fund to another, as provided in Section 7.3 of the Plan.

                  (7) The Matching Contributions (as well as any forfeitures available for allocation and any qualified nonelective contributions or Special Purpose Contributions) shall be allocated to the Accounts as of the appropriate Valuation Date. All actions taken by the Advisory Committee pursuant to this Section 6.3(a) shall be taken in accordance with rules or procedures of uniform application.

         (b) VALUATION DATES. The Advisory Committee, in the exercise of its discretion, may prescribe Valuation Dates for the Company Common Stock Fund that differ from the Valuation Dates for the investment Funds.


6.4      LIMITATION ON ANNUAL ADDITIONS.

         (a) GENERAL RULE. Notwithstanding anything in this Plan to the contrary, except as provided in this Section 6.4, the Annual Additions to be allocated to the Accounts of a

Participant for any Plan Year shall not exceed an amount equal to the lesser of
(1) Thirty Thousand Dollars ($30,000) (or such greater amount as may be permitted under Section 415(d)) (the "dollar limitation"), or (2) twenty-five percent (25%) of the Compensation of the Participant for the Plan Year (the "compensation limitation").

         (b) MULTIPLE DEFINED CONTRIBUTION PLANS. The limitations of this
Section 6.4 with respect to any Participant who is at any time participating in any other "defined contribution plan," as defined in Section 414(i) of the Code, maintained by the Employers or by an Affiliate shall apply as if the total Annual Additions under all such defined contribution plans in which the Participant is participating were allocated under this Plan.

         (c) ADJUSTING ANNUAL ADDITIONS. In the event it is necessary to limit the Annual Additions to the accounts of a Participant under this Plan, adjustments shall first be made to the annual additions under any other defined contribution plan of the Employers, if permitted by such plan, and if further adjustments are required, the Advisory Committee shall allocate Employer Matching Contributions in excess of the permitted Annual Addition to a suspense account. Amounts in this suspense account shall be allocated in the succeeding Plan Year as part of the Matching Contributions for such Plan Year. Amounts held in such suspense account shall be allocable before the Matching Contributions for such Plan Year. In the event of termination of the Plan, amounts credited to such suspense account shall, to the extent permitted by this Section, be allocated among the Matching Contributions Accounts of Participants in the ratio that each such Participant's Compensation for the Plan Year in which the termination occurs bears to the Compensation of all such Participants for that Plan Year. Further reductions or adjustments to the method described above for adjusting the Annual Additions of Participants may be made pursuant to the directions of the Advisory Committee and may be made pursuant to priorities established under related defined contribution plans.

         (d) DEFINED BENEFIT PLAN PARTICIPANTS. For Plan Years beginning before January 1, 2000, in any case where a Participant under this Plan is also a participant in one or more "defined benefit plans," as defined in Section 414(j) of the Code, maintained by the Employers or by an Affiliate of the Employers, the sum of the "defined benefit plan fraction" under such plan or plans and the "defined contribution plan fraction" under this Plan and all other defined contribution plans shall not exceed one (1.0).

                  (1) DEFINED BENEFIT PLAN FRACTION. The "defined benefit plan fraction" for any Plan Year is a fraction, the numerator of which is the projected annual benefit payable to the Participant as of the close of the current Plan Year under all defined benefit plans (whether or not terminated) maintained by the Employers and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the defined benefit plan dollar limitation in effect for the Plan Year under Section 415(b)(1)(A) of the Code, as adjusted pursuant to Section 415(d) of the Code, or one hundred forty percent (140%) of the Participant's average Compensation for the three (3) Plan Years during which such Compensation is the highest. For any Plan Year for which the Plan is Top Heavy, the denominator of the defined benefit plan fraction will be the lesser of one hundred percent (100%) (rather than one hundred twenty-five percent (125%)) of the defined benefit plan dollar limitation referred to in the preceding sentence, as in effect for the Plan Year under Section 415(b)(1)(A) of the Code, or one hundred forty percent (140%) of the Participant's average Compensation for the three (3) Plan Years during which Compensation is highest, unless both of the following conditions are satisfied, in which case the defined benefit plan fraction shall be calculated as set forth in the preceding sentence:

                           (A)      The Plan is not a Super Top Heavy Plan; and

                           (B) The contributions or benefits on behalf of all
                  Participants other than Key Employees meet the requirements of
                  Section 416(h) of the Code.

                  (2) DEFINED CONTRIBUTION PLAN FRACTION. The "defined contribution plan fraction" for any Plan Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all the defined contribution plans (whether or not terminated) maintained by the Employers for the current and all prior Plan Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to any defined benefit plan, whether or not terminated, maintained by the Employers) and the denominator of which is the sum of the "maximum aggregate amounts" for the current and all prior Plan Years of service with the Employers, regardless of whether a plan was maintained by the Employers during such years. The "maximum aggregate amount" in any Plan Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year. For any Plan Year for which the Plan is a Top Heavy Plan, the "maximum aggregate amount" is the lesser of one hundred percent (100%) (rather than one hundred twenty-five percent (125%)) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year, unless both of the following conditions are satisfied:

                           (A)      The Plan is not a Super Top Heavy Plan; and

                           (B) Key Employees meet the requirements of Section
                  416(h) of the Code.

         (e) ADJUSTMENTS. In the event it is necessary to adjust benefits and/or contributions to prevent the combined fraction from being exceeded in a Plan Year, the Participant's benefits under the defined benefit plan shall be reduced so as to eliminate any excess over the combined fraction, and such reduction shall be made, if necessary, prior to the allocation of contributions to Accounts. Any further reductions necessary shall be made by reducing the Annual Additions under this Plan as provided above, then by reducing Annual Additions in the manner and priority set out above with respect to other defined contribution plans, if any.

         (f) TREATMENT OF AFFILIATES. For purposes of this Section, the Employers and all of its Affiliates shall be treated as a single entity and any plans maintained by an Affiliate shall be deemed to be maintained by the Employers.

                                    ARTICLE 7
                             INVESTMENT OF ACCOUNTS

7.1.     DIRECTION BY PARTICIPANT.

         (a) INVESTMENT OF ACCOUNTS. Subject to the limitations set forth in
Section 7.1(b), each Participant shall choose the investment Fund or Funds in which his Accounts shall be invested. Each Participant may, except as otherwise provided in this Plan, direct the investment of all of the amounts credited to such Accounts in a single Fund, or the Participant may direct percentage increments of amounts allocable to those Accounts to be invested in such Funds as he shall desire, all in accordance with uniform rules and procedures promulgated by the Advisory Committee.

         (b) THE COMPANY COMMON STOCK FUND. Participants may not elect to invest any portion of their Account in the Company Common Stock Fund. Nevertheless, as of the Effective Date a Participant's entire ESOP Account is invested in the Company Common Stock Fund and a portion of a Participant's Matching Contribution Account or Elective Deferral Account may be invested in the Company Common Stock Fund. In the future, any Matching Contributions made in Company Stock also will be invested, initially, in the Company Common Stock Fund. Effective as of any date on or after February 1, 1999 selected by the Advisory Committee, a Participant may elect to transfer all or a portion of the amount allocated to his ESOP Account or Elective Deferral Account from the Company Common Stock Fund to any other investment Fund. In addition, once a Participant has a fully vested interest in his Matching Contribution Account he may elect to transfer the portion of his Matching Contribution Account that is invested in the Company Common Stock Fund to any of the other investment Funds. Amounts transferred from the Company Common Stock Fund may not be reinvested in the Company Common Stock Fund.

         (c) NO DISTINCTION BETWEEN INCOME AND PRINCIPAL. The income of and gains of each Fund shall be added to the Fund and each Fund shall be invested without distinction between principal and income.

         (d) FAILURE TO ISSUE INVESTMENT DIRECTIVES. The investment directives of a Participant shall be effective until another directive is received by the Advisory Committee. The Trustee, in its discretion, will invest the portion of the Participant's Accounts for which the Participant has the right to issue, but has not issued, investment directions in accordance with this Plan and Trust Agreement.

         (e) FORMER PARTICIPANTS AND BENEFICIARIES. For purposes of this ARTICLE 7, the term "Participant" shall be deemed to include former Participants, Beneficiaries of any deceased Participant or the alternate payees of any Participant.

7.2  CHANGE IN INVESTMENT DIRECTIONS.

         Participants may elect to change their investment directions with respect to future contributions in accordance with uniform rules and procedures adopted by the Advisory Committee. All changes shall be permitted subject to the provisions of Section 7.1 regarding the available investments for various types of contributions.

7.3  TRANSFERS BETWEEN INVESTMENT FUNDS.

         Except as provided in Section 7.1(b), a Participant may transfer all or a portion of his Accounts invested in a Fund to another Fund or Funds in accordance with uniform rules and procedures adopted by the Advisory Committee. All transfers shall be subject to the requirements and limitations of Section 7.1.

7.4  PARTICIPANT DIRECTED INDIVIDUAL ACCOUNT PLAN.

         (a) GENERAL. This Plan is intended to constitute a participant directed individual account plan under Section 404(c) of the Act. As such, Participants shall be provided the opportunity to exercise control over some or all of the assets in their Accounts under the Plan. The Advisory Committee, pursuant to uniform and non-discriminatory rules, shall establish three or more Funds which provide each Participant with a broad range of investment alternatives in accordance with Department of Labor Regulation Section 2550.404c-1(b)(3).

         (b) CHANGE IN INVESTMENT FUNDS. The investment Funds available under the Plan, and any restrictions on such Funds, may be modified or supplemented from time to time by action of the Advisory Committee, without the necessity of a Plan amendment.

         (c) REQUIRED INFORMATION. The Advisory Committee shall provide each Participant with the opportunity to obtain sufficient information to make informed decisions with regard to investment alternatives available under the Plan and incidents of ownership appurtenant to such investments. The Advisory Committee shall promulgate and distribute to Participants an explanation that the Plan is intended to comply with section 404(c) of the Act and any relief from fiduciary liability resulting therefrom, a description of investment alternatives available under the Plan, an explanation of the circumstances under which Participants may give investment instructions and any limitations thereon, along with all other information and explanations required under Department of Labor Regulation Section 2550.404c-1(b)(2)(B)(1). In addition, the Advisory Committee shall provide information to Participants upon request as required by Department of Labor Regulation Section 2550.404c-1(b)(2)(B)(2). Neither the Employers, the Advisory Committee, the Trustee nor any other individual associated with the Plan or the Employers shall give investment advice to Participants with respect to Plan investments. The providing of information pursuant to this Section shall not in any way be deemed to be the providing of investment advice, and shall in no way obligate the Employers, the Advisory Committee, the Trustee or any other individual associated with the Plan or the Employers to provide any investment advice.

         (d) IMPERMISSIBLE INVESTMENT INSTRUCTIONS. The Advisory Committee shall decline to implement any Participant instructions if: (1) the instruction is inconsistent with any provisions of the Plan or Trust Agreement; (2) the instruction is inconsistent with any investment direction policies adopted by the Advisory Committee from time to time; (3) implementing the instruction would not afford a Plan fiduciary protection under section 404(c) of the Act; (4) implementing the instruction would result in a prohibited transaction under Section 406 of the Act or Section 4975 of the Code;
(5) implementing the instruction would result in taxable income to the Plan; (6) implementing the instruction would jeopardize the Plan's tax qualified status; or (7) implementing the instruction could result in a loss in excess of a Participant's account balance. The Committee, pursuant to uniform and nondiscriminatory rules, may promulgate additional limitations on investment instruction consistent with Section 404(c) of the Act from time to time.

         (e) INDEPENDENT EXERCISE. A Participant shall be given the opportunity to make independent investment directions. No Plan fiduciary shall subject any Participant to improper influence with respect to any investment decisions, and nor shall any Plan fiduciary conceal any non-public facts regarding a Participant's Plan investment unless disclosure is prohibited by law. Plan fiduciaries shall remain completely neutral in all regards with respect to Participant investment directions. A Plan fiduciary may not accept investment instructions from a Participant known to be legally incompetent, and any transactions with a fiduciary, otherwise permitted under this Section 7.4 and the uniform and nondiscriminatory rules regarding investment directions promulgated by the Committee, shall be fair and reasonable to the Participant in accordance with Department of Labor Regulation Section 404c-1(c)(3).

         (f) LIMITATION OF LIABILITY AND RESPONSIBILITY. The Trustee, the Advisory Committee and the Employers shall not be liable for acting in accordance with the directions of a Participant pursuant to this Section or for failing to act in the absence of any such direction. The Trustee, the Advisory Committee and the Employers shall not be responsible for any loss resulting from any direction made by a Participant and shall have no duty to review any direction made by a Participant. Neither the Employers, the Advisory Committee nor the Trustee shall have any obligation to consult with any Participant regarding the propriety or advisability of any selection made by the Participant.

         (g) CONFIDENTIALITY REQUIREMENTS. Because a portion of some Participants' Accounts may be invested in the Company Common Stock Fund, the Advisory Committee shall establish written procedures in order to safeguard the confidentiality of information relating to the purchase, holding, and sale of Company Stock and the exercise of voting, tender and similar rights. The Advisory Committee shall adopt written confidentiality procedures that comply with the applicable regulations.

                                    ARTICLE 8
                           LOANS TO PLAN PARTICIPANTS

8.1      GENERAL.

         The Advisory Committee is authorized but is not required to direct the Trustee to make a loan or loans as a segregated investment of the Participant's Accounts to any Participant who is (a) a current Employee of the Employer or (b) a former Employee of an Employer, if such former Employee is a "party-in-interest" (as such term is defined in Section 3(14) of the Act). Such loans shall be available to all Participants on a nondiscriminatory basis, except that the Advisory Committee may discriminate on the basis of credit worthiness. The Advisory

Committee shall not direct the Trustee to make loans to Highly Compensated Employees in amounts which, when expressed as a percentage of the Participant's vested interest in his Accounts, are greater than those available to other Participants; provided, however, that the Advisory Committee may adopt a rule precluding loans of less than One Thousand Dollars ($1,000.00).

8.2  AMOUNT.

         The total outstanding loans from the Trust Fund to any Participant at any time shall not exceed the Participant's vested interest in his Accounts, determined as of the most recent Valuation Date for the Plan, provided, however, that no portion of the Participant's vested interest in his Accounts which is held in Company Stock shall be liquidated to fund the loan to the Participant. Any loan which is made pursuant to this ARTICLE 8 shall be treated as a taxable distribution to the extent that it causes the outstanding balance at any time of all loans from all "employee pension benefit plans" (as defined in ERISA) of the Employers that are intended to "qualify" under Section 401(a) of the Code to exceed fifty percent (50%) of the present value of the Participant's nonforfeitable accrued benefit under all such plans; provided that such maximum shall not be more than Fifty Thousand Dollars ($50,000.00) with such Fifty Thousand Dollar ($50,000.00) limitation to be reduced by the highest outstanding loan balance during the twelve (12) month period preceding the date on which a loan is made. The Advisory Committee may, in the exercise of its discretion, prohibit the making of any loan that would be treated as a taxable distribution.

8.3  SECURITY.

         The loan shall be evidenced by the Participant's promissory note and shall be secured by an assignment of the Participant's vested interest in his Accounts and such additional collateral as the Advisory Committee shall deem necessary, provided that in no event shall the loan be secured by an assignment of more than fifty percent (50%) of the Participant's vested (non-forfeitable) interest in his Accounts. In determining whether a pledge of additional collateral is necessary, the Advisory Committee shall consider the Participant's credit worthiness and the impact on the Plan in the event of a default under the loan prior to the date on which Participant's benefits will commence under the Plan.

8.4  INTEREST RATE.

         All loans shall bear interest at a rate determined by the Advisory Committee. The interest rate shall be commensurate with the interest rates charged by persons in the business of lending money for similar loans. Subject to the foregoing, the terms of any loan shall be arrived at by mutual agreement between the Advisory Committee and the Participant pursuant to a uniform, nondiscriminatory policy.

8.5  REPAYMENT PERIOD.

         All loans shall be repayable in semi-monthly installments over a period not exceeding five (5) years, except that the term may exceed five (5) years (but shall not exceed fifteen (15) years or such shorter period set by the Advisory Committee) if the Participant establishes to the satisfaction of the Advisory Committee, in its sole discretion, that the proceeds of the loan will be used, within a reasonable time after the funds are disbursed, to acquire or construct the Participant's principal residence.

8.6  COSTS.

         Any costs incurred by the Advisory Committee or Trustee to establish, process, administer or collect the loan shall be charged directly and solely to the Participant unless other mutually agreeable arrangements are made by the Advisory Committee and the Participant in a uniform and nondiscriminatory manner.

8.7  DEFAULT.

         If a Participant fails to timely make a required installment payment on a loan, the loan shall be in default and a deemed distribution of the loan shall occur. The Advisory Committee may, in the exercise of its discretion, allow a grace period for the repayment of missed installments. The grace period allowed by the Advisory Committee, if any, shall be administered in a uniform and nondiscriminatory manner and in no event shall continue beyond the last day of the calendar quarter following the calendar quarter in which the required installment payment was due. In the event that the Participant does not repay such loan or loans and the interest thereon in a timely fashion, the Trustee may exercise every creditor's right at law or equity available to the Trustee. The Trustee may not, however, deduct or offset the payments in default or the unpaid outstanding balance of the loan from or against the Participant's Accounts until such time as the Accounts become payable pursuant to the other provisions of this Plan. When payments become due hereunder, the Trustee may deduct the total amount of the loan then outstanding, together with any interest then due and owing, from any payment or distribution (including any payment due to the Participant's surviving spouse pursuant to Section 11.5) to which such Participant or his Beneficiary or Beneficiaries may become entitled.

8.8  TRANSFERRED LOANS ACCEPTED PURSUANT TO SECTION 4.6.

         In the event that a Participant transfers a promissory note to the Plan from a qualified plan maintained by an Acquired Company in connection with a "rollover" under Section 4.6, such promissory note shall be administered by the Advisory Committee and the Trustee in accordance with the terms of the promissory note. To the extent there is a conflict between the terms of a transferred promissory note and this ARTICLE 8 or other rules promulgated by the Advisory Committee, the terms of the transferred promissory note shall control. Nothing in this Section, however, obligates the Advisory Committee to accept a rollover that includes a promissory note.

8.9  SUSPENSION OF LOAN PAYMENTS UNDER CODE SECTION 414(U).

         Loan repayments will be suspended under the Plan as permitted under
Section 414(u) of the Code.

                                    ARTICLE 9
                    VOTING, TENDER OFFERS, OR SIMILAR RIGHTS

9.1      PUT OPTION.

         (a) GENERAL RULE. Company Stock distributed from a Participant's ESOP Account shall be subject to a put option as provided in this Section if the Company Stock is not publicly traded when distributed, or if the Company Stock is subject to a "trading limitation" when distributed. For purposes of this Section, a "trading limitation" is a restriction under any Federal or state securities law or any regulation thereunder affecting the security that would make the Company Stock not as freely tradeable as Company Stock not subject to the restriction.

         (b) EXERCISE OF PUT OPTION. The put option granted pursuant to this Section may be exercisable by the Participant, a donee of the Participant, a Beneficiary receiving the Company Stock or by any other person (including the Participant's estate or its distributees) to whom the Company Stock passes by reason of the Participant's death. In the event that Company Stock is subject to the put option granted by this Section, the holder of the option may "put" the securities to the Company by notifying the Company in writing that he is exercising the put option granted by this Section.

         (c) PRICE. The price at which the option is exercisable shall be the fair market value of the Company Stock as of the last day of the Plan Year.

         (d) PUT TO COMPANY. The put option granted pursuant to this Section shall extend to the Company and shall not extend to the Plan. However, the Plan shall have the option to assume for the Company the rights and obligations of the Company at the time that the put option is exercised, if it so desires. Any other Affiliate may also assume the put option before the Company. If the Plan assumes the put, the put against the Company and/or Affiliates shall be extinguished.

         (e) PERIOD OF EXERCISE. The put option shall be exercisable initially for a sixty (60) day period, beginning on the date the security subject to the put option is distributed (the "first put option period"), and for an additional sixty (60) day period in the next following Plan Year (the "second put option period") if the put is not exercised during the first put option period. Upon the close of the Plan Year during which the security is distributed, the independent appraiser retained pursuant to Section 401(a)(28) of the Code shall determine the value of the Company Stock and the Advisory Committee shall then notify each former Participant who did not exercise the put option during the initial put option period of the new value. Unless regulations issued by the United States Treasury Department provide otherwise, the second put option period shall then begin on the date such notice is given and shall end sixty
(60) days thereafter. The period during which a put option pursuant to this Section shall be exercisable shall not include any time in which a distributee is unable to exercise the put option because the Company or other party bound by the put option is prohibited from honoring it by applicable state or Federal law.

         (f) CHANGE IN TRADING OF SECURITIES. If a Participant receives Company Stock which is publicly traded without restriction when distributed from the Trust Fund but which ceases to be so traded before the expiration of that former
Participant's second put option period, the put option provisions of this Section may be exercised by that former Participant during the balance (if any) of the first and/or second put option periods. The Company will notify each such former Participant of the applicability of this Section in writing on or before the tenth (10th) day after the day on which the Company Stock previously distributed ceases to be so publicly traded. The number of days between such tenth (10th) day and the date on which notice is actually given, if later than the tenth (10th) day, shall be added to the duration of the put option, if (but only if) the notice is given, or required to be given, during a put option period. Any such notice shall inform distributees of the terms of the put option that they are to hold.

         (g) PAYMENT. Deferred payments under an exercised put option shall be permissible if adequate security and a reasonable interest rate are provided. If a put option is exercised with respect to Company Stock received as a lump sum distribution from the Plan, payments may be made in a lump sum or in equal installments not less frequently than annually, beginning within thirty (30) days after the date the put option is exercised, for a period of not more than five (5) years. The determination of whether payment shall be made in installments or in a lump sum shall be made by the party to whom the Company Stock may be put, in its sole discretion. If a put option is exercised with respect to Company Stock received as part of an installment distribution under the Plan, full payment for the Company Stock shall be made within thirty (30) days after the put option is exercised. Payment of the put option described in this Section shall not be restricted by the provisions of a loan agreement or any other arrangement, including the terms of the Company's or Affiliates' charters or articles of incorporation, unless so required by applicable state law.

         (h) OBLIGATION TO ACQUIRE SECURITIES. Except as provided above, the Plan may not otherwise obligate itself to acquire Company Stock from a particular Company Stock holder at an indefinite time determined upon the happening of an event such as the death of the holder.

9.2  RIGHT OF FIRST REFUSAL.

         (a) GENERAL RULE. If any Participant or his Beneficiary to whom shares of Company Stock are distributed from the Participant's ESOP Account shall, at any time, desire to sell some or all of such shares to a third party, the Participant or Beneficiary shall, prior to such sale, give written notice of such desire to the Company and the Advisory Committee, which notice shall set forth the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Participant or Beneficiary and the third party. Company Stock that was not acquired with the proceeds of an exempt loan shall be subject to such rights of first refusal or other restrictions as may be specified from time to time in the Company's Articles of Incorporation or By-Laws, or in any applicable agreement. Company Stock that was acquired with the proceeds of an exempt loan shall be subject to the right of first refusal described herein. The right of first refusal provided by this Section shall not be applicable to any transfer of Company Stock at a time when such securities are listed on a National Securities Exchange registered under Section 6 of the Securities Exchange Act of 1934, or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act of 1934.

         (b) TIME PERIODS. Both the Advisory Committee, acting on behalf of the Plan, and the Company shall each have a right of first refusal for a period of fourteen (14) days from the date of such written notice to acquire the shares of Company Stock subject to the sale. As between the Advisory Committee and the Company, the Advisory Committee shall have priority to acquire the shares pursuant to the right of first refusal.

         (c) PRICE AND TERMS. The selling price and other sale terms under the right of first refusal shall be the same as offered by the Participant and Beneficiary to the third party, unless the fair market value of the Company Stock as of the immediately preceding Anniversary Date, as determined by the independent appraiser retained pursuant to Section 401(a)(28) of the Code, is higher, in which case such higher price shall be paid.

         (d) SALE TO THIRD PARTY. If the Advisory Committee and the Company do not exercise their respective rights of first refusal within the fourteen (14) day period provided above, the Participant or his Beneficiary shall have the right, at any time following the expiration of such fourteen (14) day period, to sell the Company Stock to the third party; provided, however, that (1) no sale shall be made to the third party on terms more favorable to the third party than the terms set forth in the written notice of sale delivered to the Advisory Committee or the Company by the Participant or his Beneficiary, and (2) if the sale is not made to the third party on the terms offered to the Employers and the Advisory Committee, the Company Stock subject to such sale shall again be subject to the right of first refusal set forth above.

         (e) TRANSFER OF SHARES. Following the Company's or Advisory Committee's exercise of the right of first refusal, the sale shall take place at such place agreed upon between the Advisory Committee or the Company and the Participant or Beneficiary, no later than ten (10) days after the Employers or the Advisory Committee shall have notified the Participant or Beneficiary of its exercise of the right of first refusal. The Participant or Beneficiary shall deliver certificates representing the Company Stock subject to such sale duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Company or the Advisory Committee shall deliver the purchase price, or an appropriate portion thereof, to the Participant or Beneficiary.

         (f) OTHER RESTRICTIONS PROHIBITED. Except as provided in this Section or in Section 9.1, or as otherwise required by applicable law, no Company Stock acquired with the proceeds of an exempt loan may be subject to put, call or option, or buy-sell or similar arrangement, while held by and when distributed from this Plan, whether or not the Plan is then an "employee stock ownership plan" as defined in Section 4975(e)(7) of the Code.

9.3  VOTING RIGHTS.

         (a) GENERAL RULE. Unless passed through to the Participants, the Trustee, in its discretion, shall vote all proxies relating to the exercise of voting, tender or similar rights that are incidental to the ownership of any asset which is held in any Fund, other than the Company Stock allocated to the Participant's Accounts.

         (b) VOTING OF COMPANY STOCK. Except as otherwise provided herein, and unless such responsibilities or duties are properly delegated to a named fiduciary or investment manager other than the Trustee, the Trustee shall vote all voting Company Stock held as assets of the Company Common Stock Fund in its discretion.

         (c) VOTING PASS THROUGH. Notwithstanding anything to the contrary in paragraph (b) above, and subject to the limitations contained in paragraph (g) herein, a Participant (or the Beneficiary if the Participant has died) shall direct the Trustee, or an agent designated by the Trustee for that purpose, with respect to the voting of shares of the Company Stock allocated to the Participant's Accounts to the extent that, and with respect to matters for which, Participants are granted pass through voting rights as provided in paragraphs (d) or (e), whichever is applicable. The Trustee shall retain responsibility for voting in its discretion, shares of Company Stock which are subject to the pass through voting rights provided herein to the extent that Participants fail to give directions with respect to such allocated shares. Notwithstanding the foregoing, nothing in this Section shall prohibit delegation of the Trustee's voting responsibilities or duties to another named fiduciary or investment manager to the extent permitted by, and in accordance with, the Act. To the extent permitted by law, the Trustee shall not be liable for following the proper directions of Participants, an investment manager, or another named fiduciary in accordance with the rules herein.

         (d) NO REGISTRATION-TYPE CLASS OF SECURITIES. If the Company does not have a "registration-type class of securities," the voting pass through rights provided in paragraph (c) above shall apply to all voting Company Stock allocated to Participant Accounts with respect to all matters involving approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or any similar transaction (as defined in the applicable regulations under Section 409(e)(3) of the Code).

         (e) REGISTRATION-TYPE CLASS OF SECURITIES. If the Company has a "registration-type class of securities", the voting pass through rights provided in paragraph (c) above shall apply to all voting Company Stock allocated to Participant Accounts with respect to all matters submitted to shareholders for their vote.

         (f) PROXY MATERIALS; VOTING DIRECTION. Prior to the holding of any annual or special meeting of the shareholders of the Employers at which such matters are to be voted upon, the Trustee, or an agent designated by the Trustee for that purpose, shall verify that the Company or its agent has sent to each Participant (or Beneficiary if the Participant has died) entitled to pass through voting rights as described herein, a proxy statement and/or other neutral information which the Trustee deems appropriate in order to provide Participants necessary and accurate information regarding the voting decisions being passed through, together with a form to be returned to the Trustee or its designated agent instructing the Trustee to vote the shares of Company Stock allocated to the Participant's Accounts in accordance with the Participant's wishes. Alternatively, or if the Company fails to provide such information, the Trustee shall send or cause to be sent such information to Participants who are entitled to direct the voting of Company Stock hereunder. Each Participant shall have the right to direct the Trustee how to vote the number of votes attributable to the full and fractional shares of Company Stock that are subject to pass through voting herein by completing the voting direction form and returning it to the Trustee or its designated agent. If the Trustee, or its designated agent, does not receive instructions from a Participant at least two
(2) days prior to such meeting, the Trustee shall vote all of the Company Stock attributable to the Accounts of such a Participant, in its discretion, or subject to the directions of the independent fiduciary, if one has been appointed. If the Trustee has designated an agent for purposes of this Section, the Trustee may remove such agent and appoint a new agent, or exercise its powers without the use of an agent, as it shall determine in its sole discretion.

         (g) VOTING RIGHTS OVERRIDE. Notwithstanding anything in this Section to the contrary, the Trustee shall disregard any Participant directions made under authority of paragraph (d) or (e), and vote any Company Stock subject to such directions in the Trustee's sole discretion, to the extent required by the Act or the Code.

         (h) REGISTRATION-TYPE CLASS OF SECURITIES DEFINED. For purposes of this Section, the phrase "registration-type class of securities" means:

                  (1) a class of securities required to be registered under
         section 12 of the Security Exchange Act of 1934, and

                  (2) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such section 12.

9.4  TENDER OR EXCHANGE OFFERS.

         (a) GENERAL. The provisions of this Section shall apply in the event that any person, either alone or in conjunction with others, makes a tender or exchange offer or any other offer to purchase one percent or more of the outstanding shares of Company Stock (a "tender offer").

         (b) INSTRUCTIONS TO TRUSTEE. The Trustee may not take any action in response to a tender offer except as otherwise provided in this Section. Each Participant may direct the Trustee to sell, offer to sell, exchange or otherwise dispose of the Company Stock allocated to his Accounts in accordance with the terms of the tender offer and with this Section. The Participant direction shall be communicated to the Trustee in accordance with uniform rules and procedures promulgated by the Advisory Committee. Promptly after the commencement of a tender offer (which shall be deemed to commence at 12:01 a.m. Arizona time on the day the tender offer is first published or distributed to shareholders) the Advisory Committee shall (1) determine the total number of shares of Company Stock which each Participant is entitled to direct the Trustee to tender and (2) in accordance with the uniform procedures promulgated by the Advisory Committee inform the Trustee of the names of the Participants and the number of shares of Company Stock (including fractional shares) each is entitled to direct the Trustee to tender. Within one-hundred twenty (120) hours after the commencement of a tender offer and in accordance with the procedures promulgated by the Advisory Committee, the Company shall provide to the Trustee for distribution to each Participant (1) the written tender offer information provided to shareholders of MicroAge, (2) a statement of the number of full and fractional shares of Company Stock which the Participant may direct the Trustee to tender and (3) the means established and paid for by the Company by which a Participant may instruct the Trustee to tender. Thereafter, during the pendency of the tender offer, the Company shall promptly provide the Trustee for distribution to each Participant with any additional written tender offer information that is provided to shareholders of the Company; but except for directions as to how to use the forms provided for giving instructions, the Company, any Employer, the Trustee and the Advisory Committee shall not provide to Participants any information or guidance not provided to all shareholders. The Trustee shall tender or not tender (or withdraw from tender) shares in accordance with such instructions. The Trustee shall determine in its own discretion whether to tender shares for which timely instructions are not received. In any event, it shall not tender any shares until a time not sooner than three hours before the last time (the "Expiration Time") shares can be tendered under the terms of the tender offer as announced prior to the time of tender, except that in the case of an offer for less than all of the Company's shares, if the proration period ends before the Expiration Time, the Trustee will tender such shares not sooner than three hours before the end of the proration period. If permitted to do so under the terms of the tender offer and applicable law, the Trustee will withdraw from the tender offer any shares tendered pursuant to the offer on behalf of a Participant if the Participant shall have requested the withdrawal of such shares. A Participant shall not be limited as to the number of instructions to tender or withdraw that he may give to the Trustee. All shares that have been tendered pursuant to Participants' instructions and have not been withdrawn prior to the expiration of the tender offer will be withdrawn from the Company Common Stock Fund and will be sold by the Trustee in accordance with the terms of the tender offer. Tender offer instructions received from Participants shall be held in confidence by the Trustee and shall not be divulged to the Company or an Affiliate or to any officer or employee thereof, or to any other person other than such agents of the Trustee as it may appoint to perform its duties under this Section.

         (c) DIVISION OF COMPANY COMMON STOCK FUND. Promptly after the termination of the tender offer, the Fund shall be divided into two separate accounts, to be called the Company Common Stock Fund(A) and the Company Common Stock Fund(B). The Company Common Stock Fund(A) shall consist of Company Stock and other assets standing to the credit of the accounts of those Participants who did not direct the Trustee to tender shares. The Company Common Stock Fund(B) shall consist of the assets standing to the credit of those Participants who directed the Trustee to tender shares, including the proceeds from the sale of such shares, the right to receive such proceeds, and the reinvestment of such proceeds. As soon as administratively practical following the termination of the tender offer, Participants with interests in the Company Common Stock Fund(B) shall reinvest, under nondiscriminatory rules and procedures adopted by the Advisory Committee from time to time, their entire interest in the Company Common Stock Fund(B) in any one or more of the Funds.

9.5  SECURITIES REGISTRATION.

         In the event that, in the opinion of counsel for the Employers or the Advisory Committee, any acquisition, sale or distribution of Company Stock shall be made in circumstances requiring registration of the securities or Participants' interests in the Trust Fund under the Securities Act of 1933 or qualification of the securities under the "blue sky" laws of any state or states, or requiring any other form of compliance with Federal or state securities laws, then the Company may, in its sole discretion and at its own expense, take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration, qualification or other form of compliance, but shall not be required to take such action.

9.6  SECURITIES RESTRICTIONS.

         The Advisory Committee may, in its sole discretion and subject to
ARTICLE 9, condition delivery of Company Stock distributable pursuant to ARTICLE 11 upon delivery by the Participant to the Advisory Committee of a written statement, in such form as the Advisory Committee may reasonably require, containing all or any of the following:

         (a) A certification that he is acquiring the Company Stock for his own account and not with a view to or for sale in connection with any distribution of such shares;

         (b) An acknowledgment that the Company Stock is being acquired in a transaction not involving any public offering and without being registered under the Securities Act of 1933 and that the shares may not be sold except in a transaction that complies with the requirements of the Securities Act of 1933 and the rules and regulations promulgated thereunder;

         (c) An acknowledgment that his right to transfer such Company Stock and the right of any person to acquire such Company Stock may be restricted by the provisions of this Plan, and that the certificates evidencing the Company Stock may contain a legend setting forth or referring to the various restrictions to which transfer of such Company Stock are or may be subject;

         (d) An acknowledgment that the Company Stock is being acquired in a private transaction, that such shares have not been registered under the Securities Act of 1933 and that the Employers, Trustee and Advisory Committee have neither the obligation nor the intention to effect any such registration and therefore such Company Stock must be held by the distributee indefinitely and without any market therefor unless the shares are subsequently registered under the Securities Act of 1933 or an exemption from the registration provisions of such Act is available; and

         (e) An acknowledgment, if appropriate, that he has been advised that Rule 144 under the Securities Act of 1933 (which Rule permits sales of securities in limited amounts in accordance with the terms and conditions of such Rule) or any successor thereto may not be applicable to resales of the Company Stock, and that no assurance has been given him as to whether or when there may be any registration statement under such Act covering the Company Stock being distributed, or whether or when such Rule or any other exemption from the requirements for registration under such Act might be applicable.

                                   ARTICLE 10
                                     VESTING

10.1 VESTING IN THE ELECTIVE DEFERRAL ACCOUNT, ESOP ACCOUNT, SPECIAL PURPOSE CONTRIBUTION ACCOUNT, ROLLOVER CONTRIBUTION ACCOUNT AND QUALIFIED NONELECTIVE CONTRIBUTION ACCOUNT.

         Each Participant shall at all times be fully vested in all amounts credited to or allocable to his Elective Deferral Account, Special Purpose Contribution Account and Rollover Contribution Account and his rights and interest therein shall not be forfeitable for any reason. As of the Effective Date, each current or former Participant who has not received a full distribution of his

ESOP Account also shall be fully vested in all amounts credited to or allocable to his ESOP Account.

10.2 FULL VESTING IN THE MATCHING CONTRIBUTION ACCOUNT.

         Each Participant shall be fully vested in his Matching Contribution Account on and after the first to occur of the following events:

         (a) Attainment by the Participant of the age of sixty-five (65) years;

         (b) The date of his separation from employment due to Disability, as determined by the Advisory Committee;

         (c) The date of death of the Participant;

         (d) Termination of this Plan as provided in Section 14.4 of this Plan;

         (e) Complete discontinuance of contributions by the Employers as provided in Section 14.4 of this Plan; or

         (f) The completion of five (5) Years of Service by the Participant.

10.3 DETERMINATION OF VESTED INTEREST IN THE MATCHING CONTRIBUTION ACCOUNT IN THE EVENT OF TERMINATION OF EMPLOYMENT.

         (a) VESTING SCHEDULE. The Participant's vested interest in his Matching Contribution Account shall be determined as of the day of his termination of employment in accordance with the following schedule:

                  Years of                                Vested
                  SERVICE                                 PERCENTAGE OF ACCOUNT

         Less than one                                  0%
         One but less than two                         20%
         Two but less than three                       40%
         Three but less than four                      60%
         Four but less than five              80%
         Five or more                                 100%

         (b) TIME OF DETERMINATION. A Participant's vested percentage shall be determined as of his termination of employment. The value of the Participant's vested interest in his Matching Contribution Account shall be determined as of the earlier of (1) the Valuation Date immediately preceding the first distribution to the Participant from such Account following his termination of employment or (2) the Valuation Date coinciding with or next following the date on which the Participant incurs his fifth (5th) consecutive one-year Break in Service. If a Participant has no vested interest in his Matching Contribution Account, the Participant shall be deemed to have received a distribution of his zero (0) Account balance as of the date of his termination of employment. Any amounts credited to the Participant's Accounts in which the Participant is not fully vested shall be forfeited as of the later of such Valuation Date or the date on which the Participant's employment terminated. The amount forfeited shall then be available for allocation to the Accounts of the remaining Participants as of the year-end Valuation Date coinciding with or next following the date of the forfeiture, to the extent such forfeiture is not used to restore forfeitures previously charged to a reemployed former Participant pursuant to Section 10.4.

10.4 RESTORATION OF FORFEITURES.

         (a) ELIGIBILITY. Subject to the provisions of this Section, any forfeitures charged to the Matching Contribution Account or ESOP Account of a former Participant will be restored if the former Participant returns to employment with an Employer or any Affiliate prior to incurring five (5) consecutive Breaks in Service. Prior forfeitures will be restored only if the former Participant repays in a timely manner as provided below the full amount, unadjusted for any subsequent gains or losses, previously distributed to him, which amount may include cash in lieu of Company Stock. If a former Participant who was deemed to have received a distribution pursuant to Section 10.3(b) resumes employment with an Employer or an Affiliate prior to incurring five (5) consecutive one year Breaks in Service, any forfeitures charged to the former Participant's Account upon his prior termination of employment shall be restored to such Account immediately.

         (b) RETURN OF DISTRIBUTIONS. A former Participant may repay the full amount previously distributed to him prior to the earlier of (1) the fifth (5th) anniversary of the former Participant's reemployment by an Employer or (2) the last day of the Plan Year in which the former Participant incurs his fifth (5th) consecutive Break in Service. The amount of any distribution repaid by the former Participant shall be allocated between his Accounts in proportion to the amount distributed from each Account. Any forfeitures restored by the appropriate Employer pursuant to this Section will be allocated to the Account or Accounts to which the forfeiture was charged. A Participant may not, and need not, repay amounts attributable to his Elective Deferrals. The Participant must repay the amount distributed from his other Accounts in order to qualify for the restoration of any prior forfeitures. A Participant may not repay a prior distribution pursuant to this paragraph if the Participant had a fully vested interest in all of his Accounts when the prior distribution was made.

         (c) RESTORATION CONTRIBUTIONS. Any forfeitures available for allocation as of the last day of the Plan Year in which an individual does everything necessary in order to have a prior forfeiture restored will be applied first to restore the prior forfeiture. If the available forfeitures are not sufficient to restore the prior forfeiture, the appropriate Employer will make a special contribution equal to the balance of the amount forfeited. Such contributions or forfeitures will be allocated to the account from which the distribution was made.

10.5 AMENDMENTS TO VESTING SCHEDULE.

         No amendments to the vesting provisions set forth in Sections 10.2 and
10.3 shall deprive an Employee who is a Participant on the later of (1) the date the amendment is adopted, or (2) the date the amendment is effective, of any non-forfeitable benefit to which he is entitled under the Plan, determined as of such date without regard to such amendment. If the vesting provisions designated in Section 10.2 and 10.3 are amended, each Participant whose benefits would be determined under such provision and who is credited with three (3) or more Years of Service shall have the right to elect, during the period computed pursuant to this Section, to have his non-forfeitable benefit determined without regard to such amendment; provided, however, that no election shall be provided to any Participant whose non-forfeitable percentage under the Plan, as amended, cannot at any time be less than the percentage computed without regard to such amendment. The election period shall commence on the latest of (1) the date the amendment is adopted; (2) the effective date of the amendment; or (3) the Participant's receipt of a copy of the amendment and end sixty (60) days thereafter. The Advisory Committee, as soon as practicable, shall communicate the change to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment and the manner in which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of time within which the Participant must make the appropriate election. Such election, if exercised, shall be irrevocable, and shall be available only to an Employee who is a Participant when the election is made and who has completed at least three (3) Years of Service when the election is made.

                                   ARTICLE 11
                            DISTRIBUTION OF BENEFITS

11.1 HARDSHIP WITHDRAWALS.

         (a) GENERAL. In the event of a "hardship" as determined pursuant to
Section 11.1(d), a Participant may withdraw up to one hundred percent (100%) of his Elective Deferrals. Notwithstanding the preceding sentence, if a Participant's December 31, 1988 Account balance attributable to Elective Deferrals (the "frozen amount") suffers a loss subsequent to December 31, 1988 that brings the value of the Account below the frozen amount, then the Matching Contributions and qualified nonelective contributions (if any) and earnings may be withdrawn due to financial hardship to the extent necessary to reach the frozen amount.

         (b) HARDSHIP WITHDRAWAL COMMITTEE. All requests for a hardship withdrawal shall be made to the "Hardship Withdrawal Committee." The "Hardship Withdrawal Committee" shall consist of the Company's Chief Financial Officer, its principal Human Resources executive and a third member who shall be selected by the previously named members.

         (c) PROCEDURES. Withdrawals pursuant to this Section 11.1 shall be made in accordance with the rules and procedures promulgated by the Hardship Withdrawal Committee.

         (d) HARDSHIP DEFINED. A withdrawal may be made pursuant to this Section due to a "hardship" only if the Participant satisfies the Hardship Withdrawal Committee that the Participant has an immediate and heavy financial need and that the withdrawal is necessary in order to satisfy that need.

         (e) IMMEDIATE AND HEAVY FINANCIAL NEED. The Hardship Withdrawal Committee shall determine whether the Participant has an immediate and heavy financial need based on all of the relevant facts and circumstances. Generally, for example, the need to pay funeral expenses of a spouse or lineal ascendant or descendant of the Participant would constitute an "immediate and heavy financial need", but the need for funds for a totally discretionary expenditure (such as the purchase of a boat) would not. The following expenses or circumstances will be deemed to give rise to an immediate and heavy financial need for purpose of this Section regardless of whether the general standards set out above are satisfied:

                  (1) Medical expenses described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Section 152 of the Code) or necessary for such persons to obtain medical care described in
         Section 213(d);

                  (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant; or

                  (3) Payment of tuition, room and board and related education expenses for the next twelve (12) months of post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in Section 152 of the Code); or

                  (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on the Participant's principal residence; or

                  (5) Any other circumstance or expense designated by the Commissioner of Internal Revenue as a deemed immediate and heavy financial need in any published revenue ruling, notice or other document of general applicability.

         (f) NECESSITY. The withdrawal request will be considered to be necessary to satisfy an immediate and heavy financial need of a Participant only if the need may not be satisfied from other resources that are reasonably available to the Participant, and the withdrawal does not exceed the amount needed to satisfy the need. The Hardship Withdrawal Committee shall consider all relevant facts and circumstances in determining whether a hardship withdrawal is necessary in order to satisfy an immediate and heavy financial need. Generally, a withdrawal shall be considered necessary if the Participant represents to the Hardship Withdrawal Committee that the need cannot be relieved through reimbursement or compensation by insurance or otherwise, by the reasonable liquidation of the Participant's assets (to the extent that such liquidation would not itself cause an immediate and heavy financial need), by cessation of elective pre-tax contributions or after-tax contributions under this or any other plan sponsored by the Employers, or by other distributions or nontaxable loans under this or any other plan sponsored by the Employers. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied, regardless of whether the general standards set forth above are met:

                  (1) The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant (this amount may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal);

                  (2) The Participant has obtained all distributions, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employers;

                  (3) All plans sponsored by the Employers provide that the Participant's contributions (whether made on a pre-tax or after-tax basis) will be suspended for at least twelve (12) months after receipt of the distribution; and

                  (4) All plans sponsored by the Employers provide that the Participant may not make Elective Deferrals for the calendar year immediately following the calendar year in which the hardship distribution is made in excess of the applicable limit in effect for such year under Section 402(g) of the Code less the amount of the Participant's Elective Deferrals for the calendar year in which the hardship distribution is made.

         For purposes of subparagraphs (3) and (4), the phrase "all plans" includes all qualified and nonqualified plans of deferred compensation maintained by any Employer, including stock option, stock purchase or similar plans or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Section 125 of the Code.

         (g) PAYMENT. If the Hardship Withdrawal Committee determines that a Participant's request for a hardship withdrawal meets the requirements set forth in this Section, then the Hardship Withdrawal Committee shall direct the Trustee to pay such amounts to the Participant. The Hardship Withdrawal Committee may rely upon any representations made by the Participant concerning the Participant's intended use of funds distributed to the Participant pursuant to this Section and the urgency of any intended expenses or any other matters relevant to the Hardship Withdrawal Advisory Committee's determinations of the Participant's request.

         (h) LIMITATIONS ON WITHDRAWALS. The Hardship Withdrawal Committee may direct that a Participant shall not be entitled to withdraw funds from his Accounts which will reduce the Account balance below an amount equal to the unpaid principal and interest on any loan granted to him in accordance with the Plan as then in effect. All withdrawals under this Section shall be paid in cash, or, with the consent of the Participants in the form of other property. Not more than one (1) withdrawal pursuant to this Section shall be permitted in any Plan Year without the consent of the Hardship Withdrawal Committee.

11.2 WITHDRAWALS AFTER ATTAINMENT OF AGE 59 1/2.

         Subject to the provisions of this ARTICLE 11, a Participant who has attained the age of fifty-nine and one-half (59 1/2) may withdraw all or part of the amount credited to his Accounts in accordance with uniform rules and procedures promulgated by the Advisory Committee.

11.3 NORMAL AND LATE RETIREMENT.

         A Participant shall be entitled to full distribution of his Accounts, as provided in Sections 11.7 and 11.8, upon actual retirement as of or after his Normal Retirement Date. A Participant may remain in the employment of an Employer after his Normal Retirement Date, if he desires, and shall retire at such later time as he may desire, unless the Employers lawfully direct earlier retirement.

11.4 DISABILITY RETIREMENT.

         A Participant whose active employment is discontinued due to Disability shall be entitled to full distribution of his Accounts, as provided in Sections
11.7 and 11.8. Subject to the provisions of Section 11.7, the payments may commence at any time on or after the date of his discontinuance of active employment due to Disability.

11.5 DEATH.

         (a) BENEFIT. In the event that a Participant (which term for purposes of this Section includes former Participants) shall die prior to his Benefit Commencement Date, the Participant's surviving spouse (or his other designated Beneficiary) shall be entitled to full distribution of the Participant's Accounts at the time and in the manner provided in Sections 11.7 and 11.8.

         (b) DEATH AFTER COMMENCEMENT OF BENEFITS. In the event that a former Participant shall die after his Benefit Commencement Date but prior to the complete distribution of all amounts to which such Participant is entitled under the provisions of this ARTICLE 11, the Participant's spouse or other designated Beneficiary shall be entitled to receive any remaining amounts to which the Participant would have been entitled had the Participant survived. The Advisory Committee may require and rely upon such proofs of death and the right of any spouse or Beneficiary to receive benefits pursuant to this Section as the Advisory Committee may reasonably determine, and its determination of death and the right of such spouse or Beneficiary to receive payment shall be binding and conclusive upon all persons whomsoever.

11.6 OTHER SEPARATIONS FROM EMPLOYMENT.

         A Participant who separates from service with the Employers for any reason other than retirement, death or Disability shall be entitled to distribution of his vested interest in his Accounts at the time and in the manner provided in Sections 11.7 and 11.8. For purposes of determining whether a Participant has separated from service and thus is entitled to a distribution of his Accounts, the principles established in the regulations, rulings or other pronouncements of the Internal Revenue Service shall be followed by the Advisory Committee.

11.7 TIME OF DISTRIBUTION OF BENEFITS.

         (a) GENERAL. Except as provided in Section 11.8(b) regarding distributions from the ESOP Accounts, and Section 11.8(d) regarding distributions of small amounts, payments shall be made at the times specified in this Section.

         (b) RETIREMENT, DEATH AND DISABILITY. Payment to a Participant or his Beneficiary who is entitled to benefits under Sections 11.3, 11.4 or 11.5 shall be made not later than sixty (60) days following the close of the Plan Year during which the Participant terminated from employment on account of his retirement, death or Disability, unless the Participant elects otherwise.

         (c) TERMINATION. As a general rule, payment to a Participant shall begin as soon as administratively feasible following the Participant's separation from employment.

         (d) DEATH AFTER COMMENCEMENT OF PAYMENTS. In the event of the death of a Participant after his Benefit Commencement Date but prior to the complete distribution to such Participant of the benefits payable to him under the Plan, any remaining benefits shall be distributed over a period that does not exceed the period over which distribution was to be made prior to the date of death of the Participant. Payments to the Beneficiaries entitled to payments pursuant to
Section 11.5 shall commence as soon as administratively feasible following the death of the Participant.

         (e) DEATH PRIOR TO COMMENCEMENT OF BENEFITS. In the event of the death of the Participant prior to his Benefit Commencement Date, payments to the Participant's Beneficiary shall commence as soon as possible following the Participant's death and must be paid in full by December 31 of the calendar year which includes the fifth (5th) anniversary of the date of the Participant's death.

         (f) SPECIAL RULES REGARDING DISTRIBUTION FROM ESOP ACCOUNTS. Notwithstanding anything to the contrary in this Section, distribution to a Participant of the Company Stock, if any, allocated to his ESOP Account shall commence no later than one (1) year after the end of the Plan Year (1) in which the Participant terminated employment on account of retirement on or after his Normal Retirement Date, Disability or death, or (2) which is the fifth Plan Year following the Plan Year in which the Participant separated from employment for reasons other than retirement on or after his Normal Retirement Date, Disability or death; provided that no distributions shall be required if the Participant returns to employment with an Employer prior to the date on which distribution would otherwise commence. Distribution of the Company Stock allocated to a Participant's ESOP Account shall be made in the form of stock certificates and shall be made over a period not longer than five (5) years unless the value of the Company Stock allocated to the Participant's ESOP Account exceeds Five Hundred Thousand Dollars ($500,000.00), in which case distribution shall be made over a period not longer than five (5) years plus one (1) year for each additional Ten Thousand Dollars ($10,000.00) or fraction thereof by which the ESOP Account balance exceeds Five Hundred Thousand Dollars ($500,000.00).

         (g) CONSENT TO EARLY DISTRIBUTIONS. Except as otherwise provided in
Section 11.8(d) concerning the payment of small amounts, no benefit payments may commence pursuant to the preceding provisions of this Section to a Participant (as opposed to a surviving spouse or other Beneficiary) prior to the Participant's Normal Retirement Date unless the Participant requests the earlier commencement of payments. The Participant's request must be in accordance with the rules and procedures promulgated by the Advisory Committee.

11.8     METHOD OF DISTRIBUTION.

         (a) STANDARD METHOD OF DISTRIBUTION. Except as otherwise provided in this ARTICLE 11, distributions made from a Participant's Accounts will be paid in a single lump sum cash payment. As provided in Section 11.7(f), the Company Stock allocated to a Participant's ESOP Account will be distributed "in-kind".

         (b) ESOP ACCOUNTS. If Company Stock allocated to an ESOP Account consists of stock acquired with the proceeds of an exempt loan and consists of more than one (1) class, a distributee shall receive substantially the same proportion of each class.

         (c) MINIMUM DISTRIBUTION AND INCIDENTAL BENEFIT REQUIREMENTS. The distribution of a Participant's interest must commence not later than sixty (60) days following the end of the Plan Year in which the latest of the following occurs: (1) the Participant reaches his Normal Retirement Age; (2) the Participant terminates his employment with the Employers; or (3) the tenth
(10th) anniversary of the year in which the Participant commenced participation in the Plan (his "required beginning date".) Unless the Participant's entire interest is distributed to him by the required beginning date, the distributions must be made over a period certain not extending beyond the life expectancy of the Participant, or over a period certain not extending beyond the joint life and last survivor life expectancy of the Participant and the Participant's designated Beneficiary. In addition, all benefit payment options shall be structured so as to comply with the incidental benefit requirements of Section 401(a)(9)(G) of the Code and any regulations issued pursuant thereto, which require, generally, that certain minimum amounts be distributed to a Participant during each calendar year, commencing with the calendar year in which the Participant's required beginning date falls, in order to assure that only "incidental" benefits are provided to a Participant's Beneficiaries. All distributions made pursuant to the Plan shall comply with any regulations issued by the United States Treasury Department under Section 401(a)(9) of the Code, including any regulations issued pursuant to Section 401(a)(9)(G), and such regulations shall override and supersede any conflicting provisions of this Section or any other Section of this Plan. The provision of this paragraph (c) shall control over any conflicting provisions of this Plan. Any distributions required by this paragraph to a Participant who has not yet terminated employment shall be charged to the Account selected by the Participant; provided, however, that said distributions shall not be charged to a Participant's ESOP Account until all of the other Accounts maintained for the Participant have been exhausted. If the only Account maintained for the Participant is the ESOP Account, the Participant may elect to receive the entire balance of said Account.

         (d) DISTRIBUTION OF SMALL AMOUNTS. Notwithstanding any provision of this Plan to the contrary, the Advisory Committee, in its sole discretion, may direct payment of benefits in a single lump sum if the total amount distributable to the Participant from all of his Accounts at the time of any distribution under this ARTICLE 11 does not exceed Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after November 3, 1997. For purposes of this rule, if the total amount distributable to the Participant from all his Accounts at the time of any distribution exceeds Five Thousand Dollars ($5,000.00), then the amount in the Participant's Account at all times thereafter will be deemed to exceed Five Thousand Dollars ($5,000.00). No distribution may be made pursuant to the preceding sentence after the Benefit Commencement Date unless the Participant consents in writing to the distribution. All distributions pursuant to this paragraph must be made not later than the close of the second Plan Year following the Plan Year in which the Participant's employment is terminated.

         (e) AMOUNT OF DISTRIBUTION. For the purpose of determining the amount to be distributed to Participants and Beneficiaries, the Participant's Accounts shall be valued as of the Valuation Date selected by the Advisory Committee in accordance with uniform rules and procedures regarding valuation of amounts to be distributed from the Plan.

11.9 DESIGNATION OF BENEFICIARY.

         Each Participant shall have the right to designate, in accordance with rules and procedures established by the Advisory Committee, a Beneficiary or Beneficiaries to receive his benefits hereunder in the event of the Participant's death. Each Participant may change his Beneficiary designation from time to time in the manner described above. Upon receipt of such designation by the Advisory Committee, such designation or change of designation shall become effective as of the date of the notice, whether or not the Participant is living at the time the notice is received. There shall be no liability on the part of the Employers, the Advisory Committee or the Trustee with respect to any payment authorized by the Advisory Committee in accordance with the most recent valid Beneficiary designation of the Participant in its possession before receipt of a more recent and valid Beneficiary designation. If no designated Beneficiary is living when benefits become payable, or if there is no designated Beneficiary, the Beneficiary shall be the Participant's spouse; or if no spouse is then living, such Participant's issue, including any legally adopted child or children, in equal shares by right of representation; or if no such designated Beneficiary and no such spouse or issue, including any legally adopted child or children, is living upon the death of a Participant, or if all such persons die prior to the full distribution of such Participant's benefits, then the Beneficiary shall be the estate of the Participant.

11.10 PAYMENTS TO DISABLED.

         If any person to whom a payment is due under this Plan is unable to care for his affairs because of physical or mental disability, or is subject to a legal disability, the Advisory Committee shall have the authority to cause the payments becoming due to such person to be made to his duly-appointed legal guardian or custodian, to his spouse or to any other person charged with the legal obligation to support him, without any responsibility on the part of the Advisory Committee or the Trustee to see to the application of such payments. Payments made pursuant to such power shall operate as a complete discharge of the Advisory Committee, the Trustee and the Trust Fund. The decision of the Advisory Committee in each case shall be final and binding upon all persons whomsoever.

11.11 UNCLAIMED AMOUNTS; NOTICE.

         Neither the Employers nor the Advisory Committee nor the Trustee shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary. It shall be the responsibility of each Participant to advise the Advisory Committee of the current mailing address of such Participant and his Beneficiary, and any notice or payment addressed to such last known address of record shall be deemed to have been received by the Participant. Should the Advisory Committee not be able locate a Participant who is entitled to be paid a benefit under the Plan after making reasonable efforts to contact said Participant, and a period of five (5) years has elapsed from the Participant's termination of employment, a forfeiture of the Participant's vested benefit shall occur and be redistributed in accordance with Sections 6.2. Notwithstanding said forfeiture, in the event the Participant should thereafter make a claim for his benefits, as determined prior to the date of forfeiture, the Advisory Committee shall restore his Account balance unadjusted for any gains or losses. Such amounts shall be restored in a manner consistent with the restoration of forfeitures as set forth in Section 10.4. Should there be insufficient forfeitures when restoration is due, the Employers shall be obligated to restore said Account by means of a special contribution to the Plan.

11.12 WITHHOLDING.

         Payment of benefits under this Plan shall be subject to applicable law governing the withholding of taxes from benefit payments, and the Employers, the Trustee and the Advisory Committee shall be authorized to withhold taxes from the payment of any benefits hereunder, in accordance with applicable law.

11.13 UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.

         In the event that, through misstatement or computation error, benefits are underpaid or overpaid, there shall be no liability for any more than the correct benefit sums under the Plan. Overpayments may be deducted from future payments under the Plan, and underpayments may be added to future payments under the Plan. In lieu of receiving reduced benefits under the Plan, a Participant or Beneficiary may elect to make a lump sum repayment of any overpayment.

11.14 ELIGIBLE ROLLOVER DISTRIBUTIONS.

         (a) GENERAL. With respect to any "eligible rollover distribution", a "distributee" may elect to have such distribution paid directly to an "eligible retirement plan" and may specify the eligible retirement plan to which such distribution is to be paid (in such form and at such time as determined by the Advisory Committee). If such election is made, the eligible rollover distribution shall be made in the form of a direct trustee-to-trustee transfer to the eligible retirement plan so specified. Any distribution not qualifying as an eligible rollover distribution under Section 11.14(b) may not be rolled over in the manner specified in this Section.

         (b)      DEFINITIONS.

                  (1) The term "eligible rollover distribution" shall mean a distribution that would be includable in the distributee's gross income if not transferred pursuant to this Section (as determined without regard to Code Sections 402(c) and 403(a)(4)) and that is a distribution of all or any portion of the balance to the credit of the distributee in the Plan except that such term shall not include:

                           (A) any distribution which is one of a series of
                  substantially equal periodic payments made (not less frequently than annually);

                           (i) for the life (or life expectancy) of the
                  distributee or the joint lives (or life expectancies) of the distributee and the distributee's Beneficiary; or

                           (ii) for a specified period of ten (10) years or
                  more; and

                  (B) any distribution to the extent such distribution is required under Code Section 401(a)(9).

                  (2)      The term "eligible retirement plan" shall mean:

                  (A) an individual retirement account described in Code Section 408(a);

                  (B) an individual retirement annuity described in Code Section 408(b) (other than an endowment contract);

                  (C) an employee's trust described in Code Section 401(a) which is exempt from tax under Code Section 501(a) provided that such employee's trust is a defined contribution plan, the terms of which permit the acceptance of rollover distributions; or

                  (D) an annuity plan described in Code Section 403(b).

                  Notwithstanding the above, if the distributee is a surviving spouse, an eligible retirement plan shall include only an individual retirement account or an individual retirement annuity.

                  (3) The term "distributee" shall include an Employee and a former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are distributees with regard to the interest of a spouse or former spouse.

                                   ARTICLE 12
                               PLAN ADMINISTRATION

12.1 THE PLAN ADMINISTRATOR.

         The Company shall be the plan administrator of this Plan, but it has delegated its duties to the Advisory Committee appointed in accordance with
Section 12.3.

12.2 ALLOCATION OF FIDUCIARY RESPONSIBILITY.

         The Advisory Committee is the named fiduciary with respect to the administration of the Plan. It shall not be responsible for any fiduciary functions or other duties assigned to the Trustee pursuant to this Plan or the Trust Agreement. All actions to be taken by the Advisory Committee or the Trustee shall be taken in the exercise of their discretion and shall be binding and conclusive on all persons.

12.3 THE ADVISORY COMMITTEE.

         (a) GENERAL. The Company has appointed an Advisory Committee to administer the Plan. The Advisory Committee shall consist of at least two (2) members, and they shall hold office during the pleasure of the Company. The Advisory Committee members shall serve without compensation but shall be reimbursed for all expenses by the Company. The Advisory Committee shall conduct itself in accordance with the provisions of this Section 12.3. The members of the Advisory Committee may resign with thirty (30) days notice in writing to the Company and may be removed immediately at any time by written notice from the Company.

         (b) CHAIRMAN AND SECRETARY. The Advisory Committee shall elect a chairman from among its members and shall select a secretary who is not required to be a member of the Advisory Committee and who may be authorized to execute any document or documents on behalf of the Advisory Committee. The secretary of the Advisory Committee or his designee shall record all acts and determinations of the Advisory Committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of this Plan or as may be required by law.

         (c) APPOINTMENT OF AGENTS. The Advisory Committee may appoint such other agents, who need not be members of the Advisory Committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the Advisory Committee may deem expedient or appropriate. The compensation of any agents who are not Employees of the Employers shall be fixed by the Advisory Committee within any limitations set by the Company.

         (d) DELEGATION OF AUTHORITY. The Advisory Committee may delegate to any one or more of its members the authority to act on behalf of the Advisory Committee between its scheduled meetings. The Advisory Committee also may, in its discretion, delegate any of its ministerial (as opposed to discretionary) duties to the Benefits Department of the Company.

         (e) MAJORITY VOTE AND EXECUTION OF INSTRUMENTS. In all matters, questions and decisions, the action of the Advisory Committee shall be determined by a majority vote of its members. They may meet informally or take any ordinary action without the necessity of meeting as a group. All instruments executed by the Advisory Committee shall be executed by a majority of its members or by any member of the Advisory Committee designated to act on its behalf.

         (f) ALLOCATION OF RESPONSIBILITIES AMONG MEMBERS. The Advisory Committee may allocate responsibilities among its members or designate other persons to act on its behalf. Any allocation or designation, however, must be set forth in writing and must be retained in the permanent records of the Advisory Committee.

         (g) CONFLICT OF INTEREST. No member of the Advisory Committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the Advisory Committee.

         (h) OTHER FIDUCIARY CAPACITIES. The members of the Advisory Committee may also serve in any other fiduciary capacity, and, specifically, all or some members of the Advisory Committee may serve as Trustee. Notwithstanding any other provision of this Plan, if and so long as any two (2) members of the Advisory Committee also serve as Trustee, any provision of this Plan or the Trust Agreement which requires a direction, certification, notification, or other communication from the Advisory Committee to the Trustee shall be inapplicable. If and so long as any two (2) members of the Advisory Committee also serve as Trustee, any action taken by either the Advisory Committee or the Trustee shall be deemed to be taken by the appropriate party.

12.4 POWERS OF THE ADVISORY COMMITTEE.

         (a) GENERAL POWERS. The Advisory Committee shall have the power and discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Advisory Committee shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to this Plan, and to decide all questions and disputes arising under this Plan. The Advisory Committee shall determine, in its discretion, the eligibility of employees to participate in the Plan, the service credited to the Employees, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable hereunder on account of the death of a Participant.

         (b) BENEFIT PAYMENTS. Except as is otherwise provided hereunder, the Advisory Committee shall determine the manner and time of payment of benefits under this Plan. All benefit disbursements by the Trustee shall be made upon the instructions of the Advisory Committee.

         (c) DECISIONS FINAL. The decision of the Advisory Committee upon all matters within the scope of its authority shall be binding and conclusive upon all persons.

         (d) REPORTING AND DISCLOSURE. The Advisory Committee shall file all reports and forms lawfully required to be filed by the Advisory Committee with any governmental agency or department, federal or state, and shall distribute any forms, reports, statements or plan descriptions lawfully required to be distributed to Participants and others by any governmental agency or department, federal or state.

         (e) INVESTMENT. The Advisory Committee shall keep itself advised with respect to the investment of the Trust Fund and shall periodically report to the Company regarding the investments of the Trust Fund. The Advisory Committee shall have power to direct specific investments of the Trust Fund only where such power is expressly conferred by this Plan and only to the extent described in this Plan.

12.5 CLAIMS.

         (a) FILING OF CLAIM. A Participant or Beneficiary entitled to benefits need not file a written claim to receive benefits. If an Employee, Participant, Beneficiary or any other person is dissatisfied with the determination of his benefits, eligibility, participation or any other right or interest under this Plan, such person may file a written statement setting forth the basis of the claim with the Advisory Committee in a manner prescribed by the Advisory Committee. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit comments in writing.

         (b) NOTICE OF DECISION. A written notice of the disposition of any such claim shall be furnished to the claimant within sixty (60) days after the claim is filed with the Advisory Committee, provided that the Advisory Committee may have an additional period to decide the claim if it advises the claimant in writing of the need for an extension and the date on which it expects to decide the claim. The notice of disposition of a claim shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied (including references to any pertinent provisions of this Plan), and where appropriate shall explain how the claimant can perfect the claim.

         (c) REVIEW. If the claim is denied, in whole or in part, the claimant shall also be notified in writing that a review procedure is available. Thereafter, within ninety (90) days after receiving the written notice of the Advisory Committee's disposition of the claim, the claimant may request in writing, and shall be entitled to, a review meeting with the Advisory Committee to present reasons why the claim should be allowed. The claimant shall be entitled to be represented by counsel at the review meeting. The claimant also may submit a written statement of his claim and the reasons for granting the claim. Such statement may be submitted in addition to, or in lieu of, the review meeting with the Advisory Committee. The Advisory Committee shall have the right to request of and receive from a claimant such additional information, documents or other evidence as the Advisory Committee may reasonably require. If the claimant does not request a review meeting within ninety (90) days after receiving written notice of the Company's disposition of the claim, the claimant shall be deemed to have accepted the Advisory Committee's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the ninety (90) day period.

         (d) DECISION FOLLOWING REVIEW. A decision on review shall be rendered in writing by the Advisory Committee ordinarily not later than sixty (60) days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the ordinary period, the Company shall so notify the claimant. In any event, if a claim is not determined within one hundred twenty (120) days after submission for review, it shall be deemed to be denied.

         (e) DECISIONS FINAL; PROCEDURES MANDATORY. To the extent permitted by law, a decision on review by the Advisory Committee shall be binding and conclusive on all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such person. The Advisory Committee may, in its sole discretion, waive these procedures as a mandatory precondition to such action.



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

                                   ARTICLE 13
                SCOPE OF RESPONSIBILITY; DISCRETIONARY AUTHORITY

13.1 SCOPE OF RESPONSIBILITY.

         (a) GENERAL. The Employers, the Advisory Committee, the investment manager (if any) and the Trustee shall perform the duties respectively assigned to them under this Plan and the Trust Agreement and shall not be responsible for performing duties assigned to others under the terms and provisions of this Plan or the Trust Agreement. No inference of approval or disapproval is to be made from the inaction of any party described above or the employee or agent of any of them with regard to the action of any other such party. Persons, organizations or corporations acting in a position of any fiduciary responsibility with respect to the Plan or the Trust Fund may serve in more than one fiduciary capacity.

         (b) ADVISORS. The Employers, the Advisory Committee and the Trustee shall have authority to employ advisors, legal counsel, accountants and investment managers in connection with the administration of the Trust Fund, as set forth in the Trust Agreement. To the extent permitted by applicable law, the Employers, the Advisory Committee and the Trustee shall not be liable for complying with the directions of any advisors, legal counsel, accountants or investment managers appointed pursuant to this Plan or the Trust Agreement.

         (c) INDEMNIFICATION. To the extent permitted by law, the Employers shall and do hereby jointly and severally indemnify and agree to hold harmless the Advisory Committee, its employees, officers and directors who serve in fiduciary capacities with respect to the Plan and the Trust Agreement from all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any such claim, for their acts, omissions and conduct, and for the acts, omissions and conduct of their duly appointed agents, which acts, omissions, or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under the Act or any other law, except for those acts, omissions, or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.

         (d) INSURANCE. The Company may obtain insurance covering itself and others for breaches of fiduciary obligations under this Plan or the Trust Agreement to the extent permitted by law, and nothing in the Plan or the Trust Agreement shall restrict the right of any person to obtain such insurance for himself in connection with the performance of his duties under this Plan or the Trust Agreement. The Trustee, the Advisory Committee and the Employers do not in any way guarantee the Trust Fund from loss or depreciation. The Employers do not guarantee the payment of any money which may be or become due to any person from the Trust Fund, and the liability of the Employers and the Trustee to make any payment hereunder at any and all times will be limited to the then available assets of the Trust Fund.



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

13.2 BONDING.

         The Company shall procure bonds for every "bondable fiduciary" in an amount not less than ten percent (10%) of the amount of funds handled and in no event less than One Thousand Dollars ($1,000.00), except the Company shall not be required to procure such bonds if the person is exempted from the bonding requirement by law or regulation or if the Secretary of Labor exempts the Trust from the bonding requirements. The bonds shall conform to the requirements of the Act and regulations thereunder. For purposes of this Section, the term "bondable fiduciary" shall mean any person who handles funds or other property of the Trust Fund.

13.3 PROHIBITION AGAINST CERTAIN PERSONS HOLDING POSITIONS.

         No person who has been convicted of a felony shall be permitted to serve as a fiduciary, officer, trustee, custodian, counsel, agent, or employee of this Plan, or as a consultant to this Plan unless permitted under the Act and regulations thereunder. The Advisory Committee shall ascertain to the extent practical that no violation of this Section occurs. In any event, no person knowingly shall permit any other person to serve in any capacity which would violate this Section.

13.4 DISCRETIONARY AUTHORITY.

         The Company intends to retain for itself the maximum discretion permitted by law and to confer the maximum discretionary authority permitted by law upon the Advisory Committee, the Trustee and the Employers. All actions taken by the Company, the Advisory Committee, the Trustee and the Employers shall be taken in their sole and absolute discretion and all decisions shall be binding and conclusive on all persons whomsoever.

                                   ARTICLE 14
                        AMENDMENT, MERGER AND TERMINATION

14.1 AMENDMENT.

         The Company shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Trustee, to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively; provided, however, that the duties and liabilities of the Advisory Committee and the Trustee hereunder shall not be substantially increased without their written consent; and provided further that the amendment shall not reduce any Participant's interest in the Plan, calculated as of the date on which the amendment is adopted. If the Plan is amended by the Company after it is adopted by an Affiliate, unless otherwise expressly provided, it shall be treated as so amended by such Affiliate without the necessity of any action on the part of the Affiliate.

14.2 PLAN MERGER OR CONSOLIDATION.

         (a) GENERAL. Subject to the restrictions noted in this Section, the Company reserves the right to merge or consolidate this Plan with any other plan or to direct the Trustee to transfer the assets held in the Trust Fund and/or the liabilities of this Plan to any other plan or to accept a transfer of assets and liabilities from any other plan. In the event of the merger or consolidation of this Plan and the Trust Fund with any other plan, or a transfer of assets or



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

liabilities to or from the Trust Fund to or from any other such plan, then each Participant shall be entitled to a benefit immediately after such merger, consolidation or transfer (determined as if the plan was then terminated) that is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

         (b) MERGER OF THE ADVANCED INFORMATION SERVICES, INC. 401(k) PROFIT SHARING PLAN.

                  (1) GENERAL. Effective December 1, 1998 or any later date selected by the Advisory Committee (the "AIS Merger Effective Date"), the Advanced Information Services 401(k) Profit Sharing Plan (the "AIS Plan") is merged into this Plan. The accounts of each participant in the AIS Plan shall be transferred to this Plan and shall be converted to accounts in the Plan as follows:

                           (a) Amounts allocated to a Participant's "Deferral
                  Contributions Account" under the AIS Plan will be allocated to the Participant's Elective Deferral Account under this Plan;

                           (b) Amounts allocated to a Participant's
                  "Discretionary Employer Contributions Account" under the AIS Plan will be allocated to a separate AIS Matching Contribution Account under this Plan.

                           (c) Amounts allocated to a Participant's "Rollover
                  Contributions Account" under the AIS Plan will be allocated to the Participant's Rollover Contribution Account under this Plan.

                  (2) ELIGIBILITY TO MAKE ELECTIVE DEFERRALS AND RECEIVE MATCHING CONTRIBUTIONS. Notwithstanding any provision of Section 3.1 to the contrary, each Employee who was a Participant in the AIS Plan immediately prior to AIS Merger Effective Date shall become eligible to make Elective Deferrals as of the February 1, 1999 Plan Entry Date, regardless of whether the Employee is twenty-one (21) years of age. Such Employee shall not be eligible to receive a Matching Contribution, however, until he has completed at least one (1) Year of Service.

                  (3) CREDITING OF SERVICE. Employees shall be given credit for all Years of Service performed for Advanced Information Services, Inc. ("AIS"), Transalaska Data Systems, N Corporation, Margre, Inc., Integrated Solutions, Inc., WASH Data, Inc., or Cal Data, Inc. prior to the AIS Merger Effective Date as though during such periods they were Employees of an Employer. In no event will this provision have the effect of crediting an Employee for the same period of service credited under another provision of this Plan.

                  (4) DIRECTIONS TO TRUSTEE. The Advisory Committee is hereby authorized and directed to instruct the Trustee to take any and all action necessary to accept assets transferred from the AIS Plan.



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

                  (5) ACCEPTANCE OF LIABILITY. As of the AIS Merger Effective Date, this Plan assumes full responsibility and liability for the payment of all amounts previously due under the accounts referred to in
         Section 14.2(b)(1) above.

14.3 MERGER OR CONSOLIDATION OF COMPANY.

         The Plan shall not be automatically terminated by the Company's acquisition by or merger into any other employer, or the sale by the Company of substantially all of its assets but the Plan shall be continued after such acquisition, merger or sale if the successor employer elects and agrees to continue the Plan and to become a party to the Trust Agreement. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger. If within ninety
(90) days from the effective date of such acquisition, merger or sale, the new employer does not become a party to the Plan, the Plan shall automatically be deemed terminated as of the date of such acquisition or merger.

14.4 TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS.

         (a) COMPLETE TERMINATION OR DISCONTINUANCE. It is the expectation of the Company that this Plan and the payment of contributions hereunder will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of any Employer, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend or discontinue contributions hereunder. In the event the Company decides that it is impossible or inadvisable for the Company to make its contributions as herein provided, the Company shall have the power to terminate this Plan or its contributions by appropriate resolution. A certified copy of such resolution or resolutions shall be delivered to the Trustee. In such event or in the event the Company shall discontinue contributions without the delivery to the Trustee of such a resolution, then after the date specified in such resolution, or after the date of such discontinuance of contributions, the balance credited to the Employer Contribution Accounts of each Participant shall be fully vested and nonforfeitable.

         (b) LIQUIDATION OF TRUST FUND. In the event of termination of the Plan or discontinuance of contributions (and the Company does not establish or maintain a successor defined contribution plan, in accordance with the provisions set forth in Treasury Regulations Section 1.401(k)-1(d)(3)), the Company shall either promptly direct the Trustee to liquidate and distribute all assets remaining in the Trust Fund to Participants in accordance with Section
11.8 as though their employment with the Company had terminated or shall direct the Trustee to continue the Plan, in which event benefits shall be distributed at the times and in the manner specified in ARTICLE 11. Upon the liquidation of all assets of the Trust Fund, the Company, after deducting all costs and expenses of liquidation and distribution, shall make the allocations required under Section 6.2 where applicable, with the same effect as though the date of completion of liquidation were on a Valuation Date. No distributions shall be made after termination of the Plan or discontinuance of Company Contributions until a reasonable time after the Company has received from the United States Treasury Department a determination under the provisions of the Code as to the effect of such termination or discontinuance upon the qualification of the Plan. In the event such determination is unfavorable, then prior to making any distributions hereunder, the Trustee shall pay any Federal or state income taxes due because



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

of the income of the Trust Fund and shall then distribute the balance in the manner above provided. The Company may, by written notice delivered to the Trustee, waive the Company's right hereunder to apply for such determination, and if no application for determination shall have been made within sixty (60) days after the date specified in the terminating resolution or after the date of discontinuance of contributions, the Company shall be deemed to have waived such right.

         (c) PARTIAL TERMINATION. If the Plan is terminated or contributions are discontinued with respect to a group or class of Participants, then after the date of partial termination or partial discontinuance of contributions, the balances credited to the Employer Contribution Accounts of all Participants affected by such partial termination or partial discontinuance of contributions shall become fully vested and nonforfeitable and the Accounts of such Participants either shall be distributed or held pending the subsequent termination of employment of such Participants, as provided in paragraph (b) above.

14.5 DISSOLUTION OR LIQUIDATION OF COMPANY.

         In the event that the Company is adjudicated as a bankrupt, legally dissolved or liquidated by any procedure other than a consolidation, merger, division or sale, the Plan shall terminate as of the effective date of such dissolution or merger. Written notice of such adjudication, dissolution or liquidation shall be given promptly to the Trustee.

14.6 LIMITATION OF EMPLOYER LIABILITY.

         The adoption of this Plan is strictly a voluntary undertaking on the part of any Employer and shall not be deemed to constitute a contract between any Employer and any Employee or Participant or to be consideration for, an inducement to, or a condition of the employment of any Employee. A Participant, Employee, or Beneficiary shall not have any right to retirement or other benefits except to the extent provided herein.

14.7 PARTICIPATION BY EMPLOYERS.

         Each Employer shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Company, to cease its participation in this Plan; provided, however, that such cessation shall not reduce any Participant's interest in the Plan, calculated as of the date on which the Employer's participation in the Plan ceases.

                                   ARTICLE 15
                           INALIENABILITY OF BENEFITS

15.1 NO ASSIGNMENT PERMITTED.

         (a) GENERAL PROHIBITION. No Participant or Beneficiary, and no creditor of a Participant or Beneficiary, shall have any right to assign, pledge, hypothecate, anticipate or in any way create a lien upon the Trust Fund. All payments to be made to Participants or their Beneficiaries shall be made only upon their personal receipt or endorsement, except as provided in Section 11.8(d), and no interest in the Trust Fund shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act or by operation of law or equity, or subject to attachment, execution, garnishment, sequestration, levy or other seizure under any legal, equitable or other process, or be liable in any way for the debts or defaults of Participants and Beneficiaries.

         (b) PERMITTED ARRANGEMENTS. This Section shall not preclude arrangements for the withholding of taxes from benefit payments, arrangements for the recovery of benefit overpayments, arrangements for the transfer of benefit rights to another plan, or arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation). A Participant may also grant the Trustee a security interest in his Accounts as collateral for the repayment of a loan to the Participant pursuant to and in accordance with Section 8.3. Additionally, this Section shall not preclude: (1) arrangements for the distribution of the benefits of a Participant or Beneficiary pursuant to the terms and provisions of a Qualified Domestic Relations Order in accordance with the following provisions of this ARTICLE 15; or effective on or after August 5, 1997 (2) the offsetting of benefits of a Participant or Beneficiary as permitted by Section 401(a)(13)(C) of the Code.

15.2 QUALIFIED DOMESTIC RELATIONS ORDERS.

         (a) DEFINITIONS. A Qualified Domestic Relations Order is any judgment, decree, or order (including an order approving a property settlement agreement) which relates to the provision of child support, alimony, or marital property rights to a spouse, child, or other dependent of a Participant and which is entered or made pursuant to the domestic relations or community property laws of any State and which creates or recognizes the right of an "alternate payee" to receive all or a portion of the benefits payable with respect to a Participant under this Plan or assigns to an "alternate payee" the right to receive all or a portion of said benefits. For purposes of this ARTICLE 15, an "alternate payee" is the spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having the right to receive all or a portion of the benefits payable under the Plan with respect to the Participant.

         (b) REQUIREMENTS. In accordance with Section 414(p) of the Code, a judgment, decree or order (hereinafter collectively referred to as an "order") shall not be treated as a Qualified Domestic Relations Order unless it satisfies all of the following conditions:

                  (1) The order clearly specifies the name and last known mailing address (if any) of the Participant and the name and last known mailing address of each alternate payee covered by the order, the amount or percentage of the Participant's benefits to be paid to each alternate payee or the manner in which such amount or percentage is to be determined, and the number of payments or period to which such order applies.

                  (2) The order specifically indicates that it applies to this Plan.

                  (3) The order does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, and it does not

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

         require the Plan to provide increased benefits (determined on the basis of actuarial value).

                  (4) The order does not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to qualify as a Qualified Domestic Relations Order.

15.3 EARLY COMMENCEMENT OF PAYMENTS TO ALTERNATE PAYEES.

         (a) EARLY PAYMENTS. An order requiring payment to an alternate payee before a Participant has separated from employment may qualify as a Qualified Domestic Relations Order even if it requires payment prior to the Participant's "earliest retirement age." For purposes of this Section, "earliest retirement age" shall mean the earlier of (1) the date on which the Participant could elect to receive retirement benefits pursuant to this Plan and (2) the later of (i) the date on which the Participant attains age fifty (50) or (ii) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service. If the Order requires payments to commence prior to a Participant's actual retirement, the amounts of the payments must be determined as if the Participant had retired on the date on which such payments are to begin under such order, but taking into account only the present account balances at that time.

         (b) ALTERNATE PAYMENT FORMS. The order may call for the payment of benefits to an alternate payee in any form in which benefits may be paid under the Plan to the Participant, other than in the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse.

15.4 PROCESSING OF QUALIFIED DOMESTIC RELATIONS ORDERS.

         (a) NOTICE. The Advisory Committee shall promptly notify the Participant and any alternate payee who may be entitled to benefits pursuant to a previously received Qualified Domestic Relations Order of the receipt of any order which could qualify as a Qualified Domestic Relations Order. At the same time, the Advisory Committee shall advise the Participant and any alternate payees (including the alternate payee designated in the order) of the provisions of this Section relating to the determination of the qualified status of such orders.

         (b) QUALIFIED NATURE OF ORDER. Within a reasonable period of time after receipt of a copy of the order, the Advisory Committee shall determine whether the order is a Qualified Domestic Relations Order and notify the Participant and each alternate payee of its determination. The determination of the status of an order as a Qualified Domestic Relations Order shall be made in accordance with such uniform and nondiscriminatory rules and procedures as may be adopted by the Advisory Committee from time to time. If benefits are presently being paid with respect to a Participant named in an order which may qualify as a Qualified Domestic Relations Order or if benefits become payable after receipt of the order, the Advisory Committee shall notify the Trustee to segregate and hold the amounts which would be payable to the alternate payee or payees designated in the order if the order is ultimately determined to be a Qualified Domestic Relations Order. If the Advisory Committee determines that the order is a Qualified Domestic Relations Order within eighteen (18) months of receipt of



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

the order, the Advisory Committee shall instruct the Trustee to pay the segregated amounts (plus any earnings thereon) to the alternate payee specified in the Qualified Domestic Relations Order. If within the same eighteen (18) month period the Advisory Committee determines that the order is not a Qualified Domestic Relations Order or if the status of the order as a Qualified Domestic Relations Order is not resolved, the Advisory Committee shall instruct the Trustee to pay the segregated amounts (plus any earnings thereon) to the person or persons who would have been entitled to such amounts if the order had not been entered. If the Advisory Committee determines that an order is a Qualified Domestic Relations Order after the close of the eighteen (18) month period mentioned above, the determination shall be applied prospectively only. The determination of the Advisory Committee as to the status of an order as a Qualified Domestic Relations Order shall be binding and conclusive on all interested parties, present and future, subject to the claims review provisions of Section 12.5.

15.5 RESPONSIBILITY OF ALTERNATE PAYEES.

         Any person claiming to be an alternate payee under a Qualified Domestic Relations Order shall be responsible for supplying the Advisory Committee with a certified or otherwise authenticated copy of the order and any other information or evidence that the Advisory Committee deems necessary in order to substantiate the individual's claim or the status of the order as a Qualified Domestic Relations Order.

15.6 TREATMENT OF OUTSTANDING PARTICIPANT LOANS.

         If a Participant has any outstanding loans at the time at which the Advisory Committee must determine the alternate payee's interest in the amounts credited to the Participant's Account under a Qualified Domestic Relations Order, the Advisory Committee shall treat such loans in accordance with the provisions of paragraphs (a) or (b) below, whichever is applicable, unless the Qualified Domestic Relations Order specifically addresses how such loan or loans are to be treated, and the provisions of the Qualified Domestic Relations Order do not, in the Advisory Committee's sole discretion, compromise the Plan's security interest for the loan.

         (a) OUTSTANDING LOAN ORIGINATED DURING MARRIAGE. If the Participant under a Qualified Domestic Relations Order has an outstanding loan or loans under ARTICLE 8 that originated during the Participant's marriage to the alternate payee, the Advisory Committee shall, before dividing the Participant's Account as provided in the Qualified Domestic Relations Order, subtract the principal balance owing on the loan(s) from the Participant's Account balance. The Participant, after such reduction, shall be solely responsible for the repayment of the loan except that alternate payee's benefit shall continue to serve as security for such loan to the extent the Advisory Committee deems necessary or appropriate. Such loan shall be allocated to the Participant's Account and treated as a separate investment of the Participant's Account. If alternate payee's share of Plan benefits is reduced due to the Participant's non-payment of said loan(s), Participant shall, on demand by alternate payee, immediately reimburse alternate payee for the amount of the reduction. Nothing in this Plan or a Qualified Domestic Relations Order shall be read to require the Plan to make any distribution to an alternate payee if immediately following said distribution the sum of Participant's share of Plan benefits and alternate payee's share of Plan benefits is less than two (2) times the then outstanding balance of said loan(s). The Advisory Committee may, however, make a partial distribution of alternate payee's benefit to the extent the Plan's security interest would not be impaired by such distribution.

         (b) OUTSTANDING LOAN ORIGINATED BEFORE OR AFTER MARRIAGE. If the Participant under a Qualified Domestic Relations Order has an outstanding loan or loans under ARTICLE 8 that originated at any time other than during Participant's marriage to the alternate payee, the Advisory Committee shall not subtract the principal balance owing on the loan from the Participant's Account balance before dividing the Participant's Account as provided in the Qualified Domestic Relations Order. The Participant, after such reduction, shall be solely responsible for the repayment of the loan except that alternate payee's benefit shall continue to serve as security for such loan(s) to the extent the Advisory Committee deems necessary or appropriate. Such loan(s) shall be allocated to the Participant's Account and treated as a separate investment of the Participant's Account. If alternate payee's share of Plan benefits is reduced due to the Participant's non-payment of said loan(s), Participant shall, on demand by alternate payee, immediately reimburse alternate payee for the amount of the reduction. Nothing in this Plan or a Qualified Domestic Relations Order shall be read to require the Plan to make any distribution to an alternate payee if immediately following said distribution the sum of Participant's share of Plan benefits and alternate payee's share of Plan benefits is less than two (2) times the then outstanding balance of said loan(s). The Advisory Committee may, however, make a partial distribution of alternate payee's benefit to the extent the Plan's security interest would not be impaired by such distribution.

                                   ARTICLE 16
                               GENERAL PROVISIONS

16.1 LIMITATION ON PARTICIPANTS' RIGHTS.

         Neither the adoption of the Plan by the Employers, the participation in the Plan by any Employee, nor any action taken by the Employers, the Advisory Committee, or the Trustee under the provisions of the Plan shall give any Employee the right to be retained in an Employer's employ or any right or interest in the Trust Fund other than as herein provided. The Employers reserve the right to dismiss any Employee without any liability for any claim either against the Trust Fund, except to the extent herein provided, or against the Employers.

16.2 SOURCE OF PAYMENT.

         Benefits under the Plan shall be payable only out of the Trust Fund and the Employers shall have no legal obligation, responsibility or liability to make any direct payment of benefits under the Plan. Neither the Employers, the Advisory Committee nor the Trustee guarantee the Trust Fund against any loss or depreciation or guarantee the payment of any benefits hereunder. No persons shall have any rights under the Plan with respect to the Trust Fund or against the Trustee, the Advisory Committee or the Employers, except as specifically provided for herein.

16.3 EXCLUSIVE BENEFIT.

         Except for balances in the Loan Suspense Account attributable to Employer Contributions remaining at the termination of the Plan due to statutory limits on contributions and benefits and as otherwise provided herein or in the Trust Agreement, it shall be impossible for any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, except that payment of taxes and administration expenses may be made from the Trust Fund as provided in the Trust Agreement.

16.4 UNIFORM ADMINISTRATION.

         Whenever in the administration of the Plan any action is required by the Advisory Committee, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of Highly Compensated Employees.

16.5 HEIRS AND SUCCESSORS.

         All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, their heirs and legal representatives, the Company and its successors and assigns, the Employers and upon the Trustee and its successors.

16.6 ASSUMPTION OF QUALIFICATION.

         Unless and until advised to the contrary, the Trustee may assume that the Plan is a qualified plan under the provisions of the Code relating to such plans, and that the Trust Fund is entitled to exemption from income tax under such provisions.

16.7 COMPLIANCE WITH SECTION 414(U) OF THE CODE.

         Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code effective December 12, 1994.

16.8 SPIN-OFF.

         (a) GENERAL. As noted above, effective as of the Spin-Off Effective Date, the Plan has been divided into two separate plans--the Pinacor Plan will cover certain employees of Pinacor and its direct or indirect subsidiaries and this Plan will continue to cover the balance of the Participants. Initially, the assets of the Pinacor Plan and the assets of this Plan will be commingled for investment purposes pursuant to the terms of the master trust arrangement described in the Trust Agreement. Nevertheless, the assets attributable to the Pinacor Plan (as described below) will only be available to pay expenses of the Pinacor Plan and benefits to individuals covered by the Pinacor Plan. The assets attributable to this Plan will only be available to pay the expenses of this Plan and benefits payable to Participants or Beneficiaries covered by this Plan.

         (b) ASSETS ATTRIBUTABLE TO THIS PLAN. The assets attributable to the Pinacor Plan shall equal the sum of the Account balances under this Plan of all individuals who, as of the Spin-Off Effective Date, are either (1) active Employees of Pinacor or any other Employer that is a direct or indirect subsidiary of Pinacor or (2) Employees who are on an Authorized Leave of Absence from Pinacor or any other Employer. The balance of the assets of the Plan shall be deemed to be attributable to this Plan. The Advisory Committee shall work



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with the administrator of the Pinacor Plan to identify the assets that are properly attributable to each plan.

         (c) DIRECTIONS TO TRUSTEE. The Advisory Committee is hereby authorized and directed to instruct the Trustee to take any and all action necessary to assign or transfer assets to the Pinacor Plan.

         (d) TRANSFER OF LIABILITY. Effective as of the Spin-Off Effective Date, the Pinacor Plan shall assume full responsibility and liability for the payment of all amounts previously due to the Employees referred to in Section 16.8(b) whose accounts are deemed to be allocated to the Pinacor Plan pursuant to
Section 16.8(b).

         (f) CHANGE OF EMPLOYER STATUS. Effective as of the Spin-Off Effective Date, Pinacor and each other Employer that is a direct or indirect subsidiary of Pinacor shall no longer be considered to be Employers under this Plan and the Employees referred to in Section 16.8(b) shall no longer be considered to be Employees of an Employer covered by this Plan or Participants in this Plan.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers, this 2nd day of February, 1999.

                                          MICROAGE, INC.

                                          By   /s/ Jeffrey D. McKeever
                                              ---------------------------------
                                          Its
                                              ----------------------------------
                                                           "Employer"


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